    As filed with the Securities and Exchange Commission on December 15, 1998

                                                      Registration No. 333-68109

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO. _1_                     [X]

                         POST-EFFECTIVE AMENDMENT NO. ___                    [ ]

                        (Check appropriate box or boxes)

                                ----------------


                              AIM INVESTMENT FUNDS
               (Exact name of Registrant as Specified in Charter)

                 11 GREENWAY PLAZA, SUITE 100, HOUSTON, TX 77046
               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 626-1919

                                    COPY TO:

   Jeffrey H. Kupor, Esq.                     Arthur J. Brown, Esq.
   A I M Advisors, Inc.                       R. Darrell Mounts, Esq.
   11 Greenway Plaza, Suite 100               Kirkpatrick & Lockhart LLP
   Houston, Texas  77046                      1800 Massachusetts Avenue, N.W.,
   (Name and Address of Agent for             2nd Floor
   Service)                                   Washington, D.C.  20036

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                       DATE OF THIS REGISTRATION STATEMENT

  REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A
  FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT

    SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE
     SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING
                  PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

         NO FILING FEE IS REQUIRED BECAUSE, PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE, PURSUANT TO A REGISTRATION STATEMENT ON FORM N-1A (FILE NO. 33-19338). THE REGISTRANT WILL FILE A NOTICE UNDER RULE 24f-2 FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1998 ON OR BEFORE JANUARY 29, 1999.


================================================================================



                              CROSS REFERENCE SHEET
          (AS REQUIRED BY RULE 481(a) UNDER THE SECURITIES ACT OF 1933)


N-14 Item No.                                                                   Location in
and Caption                                                                     Prospectus/Proxy Statement
-----------                                                                     --------------------------

PART A

Item     1.  Beginning of Registration Statement and Outside Front Cover Page
             of Prospectus..........................................................    Cover Page of
                                                                                        Registration
                                                                                Statement; Front Cover Page of
                                                                                Prospectus

Item     2.  Beginning and Outside Back Cover Page of Prospectus....................    Table of Contents

Item     3.  Fee Table, Synopsis Information and Risk Factors.......................    Synopsis; Risk Factors


Item     4.  Information about the Transaction......................................    Reasons for the
                                                                                        Transaction;
                                                                                Synopsis; Additional Information
                                                                                About the Reorganization;
                                                                                Capitalization; Appendix I

Item     5.  Information about the Registrant.......................................    Front Cover Page of
                                                                                        Prospectus;
                                                                                Synopsis; Risk Factors;
                                                                                Incorporation of Documents by
                                                                                Reference in the Prospectus;
                                                                                Comparison of Investment
                                                                                Objectives and Policies; Financial
                                                                                Highlights; Additional Information
                                                                                about Developing Markets Fund and
                                                                                Emerging Markets Fund; Appendix II

Item     6.  Information about the Company Being Acquired...........................    Front Cover Page of
                                                                                        Prospectus;
                                                                                Incorporation of Documents by
                                                                                Reference in the Prospectus;

                                                                                Comparison of Investment
                                                                                Objectives and Policies, Financial
                                                                                Highlights; Additional Information
                                                                                about Developing Markets Fund and
                                                                                Emerging Markets Fund

Item     7.  Voting Information.....................................................    Prospectus Cover Page;
                                                                                        Notice of
                                                                                Meeting of Shareholders;
                                                                                Introduction; Ownership of
                                                                                Developing Markets Fund and
                                                                                Emerging Markets Fund Shares

Item     8.  Interest of Certain Persons and Experts................................    Not Applicable

Item     9.  Additional Information Required for Reoffering by Persons Deemed
              to be Underwriters....................................................    Not Applicable


PART B

                                                                                Statement of Additional
                                                                                Information Caption
                                                                                -------------------

Item     10.  Cover Page............................................................    Cover Page of
                                                                                        Statement of
                                                                                Additional Information

Item     11.  Table of Contents.....................................................    Not Applicable

Item     12.  Additional Information about the Registrant...........................    Statement of Additional
                                                                                Information of AIM Developing
                                                                                Markets Fund dated September 8,
                                                                                1998

Item     13.  Additional Information about the Company Being Acquired...............    Not Applicable

Item     14.  Financial Statements..................................................    Financial Statements as noted in
                                                                                the Statement of Additional
                                                                                Information




PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                           AIM DEVELOPING MARKETS FUND
                            AIM EMERGING MARKETS FUND
                       PORTFOLIOS OF AIM INVESTMENT FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246


                       STATEMENT OF ADDITIONAL INFORMATION

       (1999 Special Meeting of Shareholders of AIM Emerging Markets Fund)


         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Combined Proxy Statement and Prospectus dated December ___, 1998 of AIM Investment Funds (the "Company") for use in connection with the Special Meeting of Shareholders of AIM Emerging Markets Fund ("Emerging Markets Fund") to be held on February ___, 1999. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing the Company at the address shown above or by calling 1-800-347-4246.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information for the Company dated September 8, 1998, as supplemented on September 28, 1998, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

         The date of this Statement of Additional Information is December ___, 1998.


                                TABLE OF CONTENTS

Appendix I      -    AIM Investment Funds Statement of Additional Information

Appendix II     -    AIM Developing Markets Fund Annual Report

Appendix III    -    AIM Emerging Markets Fund Annual Report

Appendix IV     -    Pro Forma Financial Statements

                           AIM EMERGING MARKETS FUND
                          AIM DEVELOPING MARKETS FUND
                       PORTFOLIOS OF AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173
                           TOLL FREE: (800) 347-4246



     This Pre-Effective Amendment No. 1 to the Registration Statement on
Form N-14 filed on November 30, 1998 (File No. 333-68109) hereby incorporates by reference the Combined Proxy Statement and Prospectus and all other documents filed with such Registration Statement.

                                 APPENDIX II

                        ANNUAL REPORT / OCTOBER 31 1998

                          AIM DEVELOPING MARKETS FUND

                                [Cover Artwork]



[AIM Logo]


                 Invest with DISCIPLINE--Registered Trademark--

                 Mural from the temple of longing by Paul Klee.

                 Paul Klee's art was transformed by a trip he took to Tunisia in 1914, where he was awed by the landscape's beautifully
[Artwork]        intense color and light. Klee brought those qualities to his own work, creating imaginative, light-filled paintings like the one on the cover. Radiating with optimism and energy, Klee's
                 Mural is a fitting emblem for the dynamic growth pushing today's emerging markets into the 21st century.



AIM Developing Markets Fund is for shareholders who seek long-term growth of capital and secondarily seek income, to the extent consistent with the goal of capital appreciation. The Fund primarily invests in developing market equity securities, but may also invest in developing market debt securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT
THIS REPORT:
o AIM Developing Markets Fund (formerly GT Global Developing Markets Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

o During the fiscal year ended October 31, 1998, Class A shares paid distributions of $0.60 per share, Class B shares paid $0.59 per share, and Advisor Class Shares paid $0.60 per share.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge
     (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.

o Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN
THIS REPORT:
o The IFC Investable Composite Index is a market value-weighted average of the performance of the securities listed on the exchange of 29 countries. It includes the effect of reinvested dividends and is measured in U.S. dollars.

o The MSCI Emerging Markets Free Index is a group of unmanaged securities from emerging markets tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.

o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                       AIM DEVELOPING MARKETS FUND

                    ANNUAL REPORT / CHAIRMAN'S LETTER

[PHOTO OF CHARLES T. BAUER, CHAIRMAN
OF THE BOARD OF THE FUND APPEARS HERE.]

Chairman's Letter

Dear Fellow Shareholder:
During the fiscal year covered by this report, a variety of events converged to produce harsh market conditions in several sectors and geographic areas: fallout from currency devaluations in Southeast Asia, the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, fear that Latin America could be engulfed by the world's difficulties, and the virtual collapse of commodity prices as worldwide economic growth faltered and many nations slipped into recession.
        We understand how unnerving it is to have an investment lose value. While the difficult market environment helps explain much of your Fund's poor performance, it is not the whole story. When we added the former GT Global funds to our fund family late in the fiscal year, we understood that several of them needed to bolster their performance substantially. We also recognized their significant long-term potential, and now that we are the funds' investment adviser, we will strive to see that potential realized. Where necessary, we have begun to make the changes in management and investment strategy we believe will enhance your Fund's performance. We intend to continue managing your Fund with the careful oversight and disciplined investment strategy used in all AIM funds, and we hope you will share our patience as investors while we work to improve your Fund's performance.
        On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio during the fiscal year, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative.

INVESTING FUNDAMENTALS UNCHANGED
The abrupt reversals of market sentiment during this reporting period reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know exactly when to enter and exit a market, we remain convinced that the wisest strategy is to stay fully invested despite volatility and short-term disappointment.
        However difficult many markets have been this fiscal year, the fundamental principles of investing are unchanged:

        o broad portfolio diversification, in which this Fund is part of a complete investment strategy designed with your personal financial goals in mind;

        o realistic expectations, recognizing that the potential for downturns is always present; and

        o  as always, long-term thinking.

        Your financial consultant is your best resource for helping you construct a diversified portfolio, weather turbulent markets, and keep your eye on your long-term goals.
        We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.
        We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

WE INTEND TO CONTINUE
MANAGING YOUR FUND
WITH THE CAREFUL OVERSIGHT
AND DISCIPLINED
INVESTMENT STRATEGY
USED IN ALL AIM FUNDS.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman



                          AIM DEVELOPING MARKETS FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW

FUND ENDURES TUMULTUOUS YEAR IN EMERGING MARKETS

GLOBAL MARKET VOLATILITY DOMINATED FINANCIAL NEWS IN 1998. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
We have been in a very challenging environment over the last year. The Fund has suffered from the particular crises hitting individual countries, but it has also been hurt by the increasingly negative perception of the riskiness of emerging market investing.
        Results for the fiscal year ended October 31, 1998 were quite disappointing. Total return was -37.09% for Class A shares. In comparison, the MSCI Emerging Markets Free Index had a return of -30.98%.
        Since their inception on November 3, 1997, Class B shares had a cumulative total return of -39.76%.

WHY WAS MARKET TURMOIL SO PERVASIVE?
The chain reaction started in Asia. Devalued currencies plus billions in bad loans curtailed the region's ability to purchase goods and raw materials from the world's sellers. When Asian companies flooded global commodities markets with their inventories to produce desperately needed revenues, the combination of oversupply and weakened demand caused prices to plummet, contributing to worldwide deflation.
        Meanwhile, investors worried over news of Russia's overwhelming government debt and the speculative borrowing practiced by its private banks. The situation was especially troubling because it was set against a backdrop of weakening oil and commodity prices. In August, Russia attempted to stabilize the banking system by floating the ruble and suspending repayment of much of its foreign debt. These events spurred a worldwide flight to quality, resulting in a broad-based selloff. Even though Russia has a relative ly small economy and engages in just a tiny portion of world trade, many investors sustained millions of dollars in losses from their exposure to both its debt and its equity markets.
        In the wake of the Asian and Russian crises, investors began to reduce their exposure to emerging markets. Latin America as well as the more open markets in the Emerging EMEA (Europe, Middle East, and Africa) region suffered both from investor flight and from the associated rising interest rates.

WHAT IS YOUR OVERALL STRATEGY IN MANAGING THE FUND?
First we determine the portfolio's target country allocations through a top-down process that evaluates and scores countries based on their economic growth, monetary cycle, government policy, and overall earnings growth. Our stock research and selection process identifies stocks demonstrating growth, but at a reasonable price. We then adjust our top-down allocation depending on the availability of stocks suitable for investment in a particular country or sector.

OUR STOCK RESEARCH AND SELECTION
PROCESS IDENTIFIES STOCKS
DEMONSTRATING GROWTH, BUT AT A
REASONABLE PRICE.

WHAT ARE THE MOST SIGNIFICANT CHANGES YOU'VE MADE IN THE PORTFOLIO RECENTLY? The most important strategy we've taken in the last few months has been to concentrate the portfolio in the markets and stocks where we are most confident about the growth and valuation outlook. We've deliberately reduced the breadth of holdings, and we've eliminated exposure to such highly unstable markets as Pakistan, Sri Lanka, the Philippines, Thailand, and Malaysia. We've also virtually eliminated the Fund's exposure to Russia. We don't expect to invest in the Russian market until the political and economic environment has stabilized.

YOUR LARGEST COUNTRY ALLOCATIONS ARE IN LATIN AMERICA. WHY DID YOU FAVOR THIS REGION?
Despite recent market turbulence, we still believe in Latin America's long-term potential. Relative to Asia, Latin America stands to perform much better because of its more favorable trade ties to the United States. The governments of the major economies in Latin America continue to emphasize responsible fiscal and monetary policies. We feel that many are truly committed to reform and deregulation. In fact, we've already witnessed important restructuring efforts in the banking industries of several Latin American countries and the first stages of fiscal reform in Brazil.

WHICH STOCKS DID YOU LIKE?
In Brazil, we own a number of privatization candidates. Many of the larger utilities in Brazil appear undervalued given the strong medium-term growth prospects for the economy. We emphasized oil and natural resource stocks because they ben-

         See important Fund and index disclosures inside front cover.

                          AIM DEVELOPING MARKETS FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION
As of October 31, 1998, based on total net assets

TOP 10 PORTFOLIO HOLDINGS

1. Telecomunicacoes Brasileiras S.A.                   (Brazil)         4.3%
   (Telebras) Preferred- ADR
2. Telefonos de Mexico, S.A. de C.V. "L" - ADR         (Mexico)         3.0
3. Merrill Lynch - Kospi 200 Call Warrants, due 9/9/99 (United States)  2.9
4. Petroleo Brasileiro, S.A. (Petrobras) Preferred     (Brazil)         2.3
5. Companhia Energetica de Minas Gerais (CEMIG) - ADR  (Brazil)         2.2
6. South African Breweries Ltd.                        (South Africa)   2.0
7. Hellenic Telecommunication Organization S.A. (OTE)  (Greece)         1.9
8. Magyar Tavkozlesi Rt. - ADR                         (Hungary)        1.8
9. Grupo Carso, S.A. de C.V. "A1"                      (Mexico)         1.8
10. MISR Elgadida for Housing and Reconstruction       (Egypt)          1.8


 TOP 10 INDUSTRIES                         TOP 10 COUNTRIES

 1. Services                     20.2%     1. Mexico        16.3%
 2. Finance                      15.0      2. Brazil        16.1
 3. Energy                        9.7      3. South Africa   6.9
 4. Consumer Non-Durables         9.5      4. Argentina      6.9
 5. Materials/Basic Industry      8.3      5. India          6.2
 6. Multi-Industry/Miscellaneous  6.7      6. Taiwan         5.9
 7. Technology                    4.3      7. Greece         5.8
 8. Capital Goods                 2.9      8. Egypt          5.7
 9. Health Care                   1.9      9. United States  5.3
 10. Consumer Durables            0.6     10. Israel         4.2

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.


efit from U.S. dollar revenues and from privatization efforts, which should encourage greater operating efficiency. We also liked Brazil's utilities such as Companhia Energetica de Minas Gerais (CEMIG), provider of electric power to the Brazilian state of Minas Gerais. With political uncertainties now reduced, such stocks have attracted investor interest once again.
        Our largest country allocation was in Mexico, which we believe will show relatively stable economic growth into 1999. We've focused on blue chips as well as stocks that stand to benefit from the large devaluation of the peso. Although earnings will certainly be affected this year by the monetary correction, it should help the competitive position of companies like Fomento Economico Mexicano, S.A. de C.V., a soft-drink producer that exports to 63 countries around the world.

WHERE ELSE DID YOU FIND OPPORTUNITIES?
One of the advantages of a global emerging markets portfolio is its diversity. We have found a number of investments that were relatively sheltered from global economic difficulties. For example, Hindustan Lever, one of the largest low-end consumer good manufacturers in India, has announced better-than-anticipated earnings expectations. The company makes soap, toothpaste, and other personal care products.
        Global volatility has created good buying opportunities in such smaller markets as Egypt and Morocco, which have demonstrated relatively strong growth, falling interest rates, a decline in inflation, and attractive valuations.
        Similarly, problems in Russia have affected the prices of some of Eastern Europe's more attractive stocks. For instance, Magyar Olaj-es Gazipari (MOL)-the gas distributor in Hungary, and KREDYT BANK of Poland are both strong stocks that we believe are trading at a discount.
        We've raised our weighting in Greece, which is committed to joining Europe's Economic and Monetary Union (EMU). In anticipation of that goal, the country has made major strides in economic and fiscal reform. An example of a Greek company we liked is Stet Hellas, a cellular company that has shown very strong earnings growth in recent quarters.

WHAT ABOUT EMERGING-MARKETS DEBT?
Political and currency instabilities have kept us in a cautious mode with this asset class. At the end of the reporting period, just over 11% of the portfolio was in foreign government and government agency obligations. The largest allocation went to Mexican government debt; the remainder was spread across several Eastern European and Latin American countries. We have very limited exposure to corporate bonds, with a scattering of holdings in Argentina, Brazil, and a few other countries.

WHAT IS YOUR OUTLOOK FOR EMERGING MARKETS AND FOR THE FUND?
Although we expect growth to be disappointing over the next year, we believe that emerging markets continue to offer a long-term investment option for the most aggressive investors. The fundamentals driving growth in emerging markets are still there: consumption, industrialization, a maturing financial services industry, and continuing investment in infrastructure.
        Emerging markets potentially can offer earnings growth rates that exceed those in developed countries; however, there are also many more risks associated with this type of investment. We urge you to read your prospectus for more information about the Fund's objectives, strategies, and risks.

         See important Fund and index disclosures inside front cover.

                          AIM DEVELOPING MARKETS FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM DEVELOPING MARKETS FUND VS. BENCHMARK INDEXES

1/11/94-10/31/98

                               MSCI Emerging     IFC Investable
             AIM Developing       Markets          Composite
              Markets Fund      Free Index           Index
   1/11.94      $9,524           $10,000            $10,000
   4/30/94       7,943             8,922              8,601
   10/31/94      9,314            10,641             10,176
   4/30/95       7,250             8,494              7,776
   10/31/95      7,664             8,573              7,782
   4/30/96       9,036             9,716              8,963
   10/31/96      9,581             9,130              8,598
   4/30/97      10,511            10,133              9,433
   10/31/97      9,092             8,356              7,735
   4/30/98       9,427             8,660              8,018
   10/31/98      5,720             5,767              5,503

 Past performance cannot guarantee comparable future results.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended October 31, 1998, including sales charges

CLASS A SHARES
Inception (1/11/94)          -10.98%
1 year                       -40.09*

CLASS B SHARES
Inception (11/3/97)         -42.63%**

ADVISOR CLASS SHARES
(sales charges do not apply)
Inception (11/3/97)         -39.21%***

*-37.09%, excluding sales charges
**-39.76%, excluding CDSC. Total return provided is cumulative total return that has not been annualized.
***Total return provided is cumulative total return that has not been annualized.

Sources: Towers Data Systems Hypo--Registered Trademark-- and Bloomberg.
        Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
        On October 31, 1997, shareholders of record as of a certain date of GT Global Developing Markets Fund, Inc., a closed-end fund, became Class A shareholders of the Fund, an open-end fund. Performance of Class A shares prior to November 1, 1997 reflects the different fees and expenses of the closed-end fund.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART

The chart above compares your Fund's Class A shares to benchmark indexes. Use of these indexes is intended to give you a general idea of your Fund's comparative performance. It is important to understand the differences between your Fund and these indexes. An index measures performance of a
hypothetical   portfolio.
        A market index such as the MSCI Emerging Markets Free Index is not managed and incurs no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
        Since the last reporting period, AIM Developing Markets Fund has elected to use the MSCI Emerging Markets Free Index as one of its benchmarks. This index more closely reflects the performance of the securities in which the Fund invests. The Fund will no longer be measured against the IFC Investable Composite Index, the index published in previous reports to shareholders.
        Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the Fund's performance to both the old and the new index.

                          AIM DEVELOPING MARKETS FUND

                       ANNUAL REPORT / FOR CONSIDERATION

TAKE A CLOSER LOOK AT MARKET INDEXES

You step into your car after work and hear the radio announcer say, "The market was down 200 points today." Instantly you start to worry. But should you? The question is, what exactly is "the market"? And how are your investments going to be affected by it? You need the facts, and fast. Market indexes are a good place to start. They can help you gauge how your investments are performing.
        "The market" actually is much broader than newspapers and television reports make it out to be. The media often report movements in the Dow Jones Industrial Average (the Dow) as indicative of the market as a whole. But the Dow is made up of just 30 stocks; the U.S. market is made up of more than 12,000 stocks traded on the New York Stock Exchange, regional exchanges, and over the counter. The Dow only measures the performance of the largest American companies.
         If you're like most investors, you've got a range of investments across market segments, not just blue-chip stocks. The best way to compare your investments to their peers in the marketplace is to find the right index. An index measures the performance of a particular group of stocks. But keep in mind, there is rarely a perfect match between the stocks in a mutual fund and the stocks in an index.
        Indexes and funds have different purposes. Mutual funds select stocks based on their past performance or future potential. Indexes pick stocks based on their ability to act as reliable measuring tools. For example, index makers for the S&P 500 look for actively traded, widely owned stocks that reflect the active stock market.
        There are other important differences between a fund and an index. You cannot invest directly in an index. Because indexes are unmanaged, they incur no sales charges, expenses, or fees. Even if you bought all the securities making up an index, your transaction expenses would lower your investment returns.
        As you follow the various indexes, you'll notice that their tracks often diverge. When large-caps are up, small-caps or overseas stocks are down-and vice

                               THE USUAL INDEXES

THE DOW JONES INDUSTRIAL AVERAGE

WHAT IT IS: In its 102-year history, the Dow always has focused on the largest, most successful U.S. companies. The types of firms in the index have changed drastically over the years--from the cotton companies of the 19th century to the computer icons of the 20th. The 30 stocks now in the Dow include household names such as International Business Machines Corp., Boeing Co., McDonald's Corp., and Walt Disney Co.

WHAT IT TELLS YOU: While stocks in the Dow make up about 20% of the value of all U.S. stocks, the index leaves out many sectors of the market. For most mutual fund investors, the Dow is an inadequate and often inappropriate measure of comparison. Use it to check the pulse of American big business, but look elsewhere for a more inclusive market view.

S&P 500

WHAT IT IS: The S&P 500 (Standard & Poor's Composite Index of 500 Stocks) is often used as a gauge of the whole market. But it measures only 500 stocks in the large-capitalization portion of the U.S. stock market. Included in the index are Apple Computer, Hilton Hotels, NIKE Inc., and Pennzoil Co.

WHAT IT TELLS YOU: The S&P 500 is useful for evaluating a fund that invests in large-capitalization U.S. stocks. It's a poor gauge for others funds, such as a small-cap aggressive growth fund.

Keep in mind that the S&P 500 is very concentrated. The top 50 companies represent half the S&P 500's assets. For the past few years, the total return of the S&P 500 has been unusually high, but much of this performance can be attributed to just a few stocks in the index. Most mutual funds are more diversified than this index.

NASDAQ COMPOSITE INDEX

WHAT IT IS: The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index measures the performance of all NASDAQ domestic and foreign stocks. Often associated with the over-the-counter market, the index also includes some exchange-listed stocks. More than 5,300 stocks are in the NASDAQ Composite Index.

WHAT IT TELLS YOU: Many consider NASDAQ a barometer for small- and mid-cap stocks. However, the index is market-value weighted--each company's stock affects the index in proportion to that company's market value. Large-cap technology stocks such as Microsoft, Intel, and Dell Computer dominate it. The NASDAQ is not a good measure of small- and mid-cap stock performance. It basically tells you how large-cap technology stocks are doing. It is not a suitable index for most mutual funds.

                          AIM DEVELOPING MARKETS FUND

                       ANNUAL REPORT / FOR CONSIDERATION


versa. The chart at the right shows calendar-year returns for two domestic and one foreign equity index for the decade 12/31/87 through 12/31/97. The market segments often move out of synch, and performance leadership often rotates from one segment to another.
        By positioning your investments strategically in various market segments, you're less likely to miss out on the peaks, and you'll be more protected from the valleys. Remember, patience is the key. If you jump in and out of investments, you could miss out on some of the market's best moments. See your financial adviser to build a diversified portfolio suited to fluctuating markets.


                               DIVERGING INDEXES

             S&P 500 Index             Europe-Australasia-Far       Russell 2000 Stock Index
             with Monthly Dividends    East Index with Dividends*
12/88        16.55%                    25.02%                       28.59%
12/89        31.64                     16.26                        10.8
12/90        -3.09                     19.48                        23.2
12/91        30.41                     46.04                        12.5
12/92        7.61                      18.41                        11.85
12/93        10.06                     18.88                        32.94
12/94        1.32                      -1.82                         8.06
12/95        37.54                     28.45                        11.55
12/96        22.95                     16.49                         6.36
12/97        33.35                     22.36                         2.06

Past performance is no guarantee of future investment results.

*International investing presents risks not associated with investing solely in the United States. These include risks relating to fluctuation in the value of the U.S. dollar, custody arrangements made for a Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

                              A FEW MORE INDEXES

S&P 400

WHAT IT IS: The Standard & Poor's 400 Mid-Cap Index is a relatively new index that dates to 1981 and measures performance of 400 stocks in the mid-capitalization sector of the domestic stock market. Companies in the index include America Online, Inc., CompuWare Corp., Starbucks Corp., and Office Depot. As of July 31, the median market capitalization in the S&P 400 was approximately $1.8 billion, but some stocks in the index have capitalizations as large as $5 billion.

WHAT IT TELLS YOU: If your fund invests primarily in mid-caps, this is one of the best benchmarks to use. But keep in mind that the index may include companies smaller or larger than the ones in your fund.

RUSSELL 2000 INDEX

WHAT IT IS: The Russell 2000 Index measures the performance of small-cap stocks. A total of 2,000 U.S. companies are represented in the index, including such well-known firms as Bally Total Fitness, Bethlehem Steel, Coca-Cola Bottling Co., and Coors Brewing Co. The index, which is cap-weighted, represents about 10% of the U.S. stock market. More than 900 of the stocks in the Russell 2000 trade on either the New York Stock Exchange or the American Stock Exchange.

WHAT IT TELLS YOU: The Russell 2000 Index is a very good indicator of small-cap stock performance. It is a true small-cap index with the market value of companies represented in this index ranging from $171.7 million to $1.1 billion. Many mutual funds investing in small-cap stocks use the Russell 2000 as their benchmark index.

THE EUROPE, AUSTRALASIA, AND
FAR EAST INDEX (EAFE)

WHAT IT IS: The EAFE consists of approximately 1,600 foreign stocks tracked by Morgan Stanley Capital International (MSCI). They are listed on stock exchanges in 20 developed countries. Stocks are chosen to reflect 60% of the market capitalization of each country and of each major industry group.

WHAT IT TELLS YOU: As international investing has grown, a need has arisen to measure global stock-market performance. The EAFE fulfills this need for developed markets in Europe, Australia and the Far East. It is frequently used as a benchmark for mutual funds investing in stocks in these markets. MSCI also has developed indexes for specific countries and regions and for emerging markets. Since your fund's country allocation may be different from EAFE, you may need to look at a more specific index.

An index is not an investment product available for purchase. An index measures the performance of a hypothetical portfolio. An index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

                          AIM DEVELOPING MARKETS FUND

AIM DEVELOPING
MARKETS FUND

FINANCIAL
STATEMENTS

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Developing Markets Fund (formerly GT Global Developing Markets Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Developing Markets Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                   PRICEWATERHOUSECOOPERS L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 11, 1998

                                       F1

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (20.2%)
  Telecomunicacoes Brasileiras S.A. (Telebras) Preferred -
   ADR{\/} ...................................................   BRZL           49,291   $ 3,743,034         4.3
    TELEPHONE NETWORKS
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ............   MEX            50,583     2,671,415         3.0
    TELEPHONE NETWORKS
  Hellenic Telecommunication Organization S.A. (OTE) .........   GREC           74,322     1,690,938         1.9
    TELEPHONE NETWORKS
  Magyar Tavkozlesi Rt. - ADR{\/} ............................   HGRY           59,100     1,588,313         1.8
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} .........................   PERU           80,900     1,051,700         1.2
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V. "V"-/- .................................   MEX           748,662     1,015,210         1.2
    RETAILERS-OTHER
  Telefonica de Argentina S.A. - ADR{\/} .....................   ARG            27,528       910,145         1.0
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ...............   BRZL               --            --         0.9
    TELEPHONE - REGIONAL/LOCAL
    Common-/- ................................................   --          7,001,000       760,144          --
    Preferred ................................................   --            150,157        25,177          --
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} .................   MEX            26,700       724,238         0.8
    BROADCASTING & PUBLISHING
  STET Hellas Telecommunications S.A. - ADR-/- {\/} ..........   GREC           24,976       655,620         0.7
    WIRELESS COMMUNICATIONS
  Mahanagar Telephone Nigam Ltd. .............................   IND           143,500       620,816         0.7
    TELECOM - OTHER
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ....................................................   BRZL        7,132,127       574,014         0.7
    BUSINESS & PUBLIC SERVICES
  Videsh Sanchar Nigam Ltd. - Reg S GDR-/- {c} {\/} ..........   IND            37,000       388,500         0.4
    TELECOM - OTHER
  Nortel Inversora S.A. - ADR{\/} ............................   ARG            15,500       344,875         0.4
    TELEPHONE NETWORKS
  Telecom Argentina S.A. - ADR{\/} ...........................   ARG            10,300       332,175         0.4
    TELEPHONE NETWORKS
  ONA (Omnium Nord Africain) S.A. "A" ........................   MOR             2,320       301,551         0.3
    BUSINESS & PUBLIC SERVICES
  Bezeq Israeli Telecommunication Corporation Ltd. ...........   ISRL           86,900       249,999         0.3
    TELEPHONE NETWORKS
  Blue Square Chain Investments & Properties Ltd.-/- .........   ISRL           14,898       190,525         0.2
    RETAILERS-FOOD
  Indian Hotels Co., Ltd. ....................................   IND                50           484          --
    LEISURE & TOURISM
                                                                                         -----------
                                                                                          17,838,873
                                                                                         -----------
Finance (15.0%)
  Liberty Life Association of Africa Ltd. ....................   SAFR           88,250     1,515,564         1.7
    INSURANCE-LIFE
  Cathay Life Insurance Co., Ltd. ............................   TWN           301,200     1,065,248         1.2
    INSURANCE-LIFE
  National Bank of Greece S.A. ...............................   GREC            6,520       927,124         1.1
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                       F2

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Finance (Continued)
  Alpha Credit Bank ..........................................   GREC           11,255   $   900,040         1.0
    BANKS-REGIONAL
  Uniao de Bancos Brasileiros S.A. (Unibanco): ...............   BRZL               --            --         0.9
    BANKS-MONEY CENTER
    Units{=} .................................................   --         14,649,042       480,810          --
    GDR{\/} ..................................................   --             18,510       323,925          --
  Bank Hapoalim Ltd. .........................................   ISRL          440,500       796,944         0.9
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- ......   MEX           691,100       718,257         0.8
    BANKS-MONEY CENTER
  BIG Bank Gdanski S.A. - Reg S GDR{c} {\/} ..................   POL            43,000       692,300         0.8
    BANKS-REGIONAL
  Bank Leumi Le - Israel .....................................   ISRL          519,768       664,712         0.8
    BANKS-MONEY CENTER
  MISR International Bank - Reg S GDR{c} {\/} ................   EGPT           69,400       654,095         0.7
    BANKS-MONEY CENTER
  Turkiye Is Bankasi (Isbank) "C" ............................   TRKY       23,068,549       633,157         0.7
    BANKS-MONEY CENTER
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ....   ARG            28,872       492,629         0.6
    BANKS-MONEY CENTER
  Commercial Bank of Greece S.A. .............................   GREC            5,800       491,753         0.6
    BANKS-MONEY CENTER
  Ergo Bank S.A. .............................................   GREC            5,360       476,360         0.5
    BANKS-REGIONAL
  Yapi ve Kredi Bankasi AS ...................................   TRKY       41,379,593       467,233         0.5
    BANKS-REGIONAL
  Credicorp Ltd. - ADR{\/} ...................................   PERU           56,220       379,485         0.4
    BANKS-MONEY CENTER
  Wafabank ...................................................   MOR             2,900       378,516         0.4
    BANKS-MONEY CENTER
  KREDYT BANK S.A. - Reg S GDR-/- {c} {\/} ...................   POL            14,680       292,866         0.3
    BANKS-MONEY CENTER
  Akbank T.A.S. ..............................................   TRKY       19,162,500       282,947         0.3
    BANKS-REGIONAL
  Banco Rio de La Plata S.A. - ADR{\/} .......................   ARG            26,900       242,100         0.3
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} .......   ARG             9,000       232,875         0.3
    REAL ESTATE
  National Development Bank ..................................   SLNKA          70,000        80,910         0.1
    BANKS-REGIONAL
  Kazkommertsbank Co. - GDR-/- {\/} ..........................   KAZ            12,700        70,485         0.1
    BANKS-REGIONAL
  State Bank of India Ltd. ...................................   IND             3,000        11,035          --
    BANKS-MONEY CENTER
                                                                                         -----------
                                                                                          13,271,370
                                                                                         -----------
Energy (9.7%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred .............   BRZL       16,207,398     2,038,154         2.3
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} .....   BRZL           97,731     1,893,538         2.2
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                       F3

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (Continued)
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} .........   HGRY           68,330   $ 1,556,216         1.8
    GAS PRODUCTION & DISTRIBUTION
  Huaneng Power International, Inc. - ADR-/- {\/} ............   CHNA           70,958       975,673         1.1
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} .....................................   CHLE           30,728       641,447         0.7
    ELECTRICAL & GAS UTILITIES
  Companhia de Eletricidade do Estado da Bahia - COELBA ......   BRZL       12,500,000       398,223         0.5
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR{\/} ...................................   RUS           163,020       326,040         0.4
    OIL
  Eletropaulo Metropolitana Preferred ........................   BRZL        7,843,375       264,339         0.3
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. .....................   BRZL        1,654,290       205,261         0.2
    ELECTRICAL & GAS UTILITIES
  Empresa Bandeirante de Energia S.A.-/- .....................   BRZL        7,843,375        76,211         0.1
    ELECTRICAL & GAS UTILITIES
  Companhia Brasileira de Petroleo Ipiranga S.A. Preferred ...   BRZL       12,154,000        65,213         0.1
    GAS
  Bombay Suburban Electric Supply (BSES) Ltd.-/- .............   IND             1,350         4,774          --
    ELECTRICAL & GAS UTILITIES
                                                                                         -----------
                                                                                           8,445,089
                                                                                         -----------
Consumer Non-Durables (9.5%)
  South African Breweries Ltd. ...............................   SAFR           89,806     1,747,924         2.0
    BEVERAGES - ALCOHOLIC
  Hindustan Lever Ltd. .......................................   IND            40,650     1,540,472         1.8
    PERSONAL CARE/COSMETICS
  ITC Ltd. ...................................................   IND            79,900     1,321,750         1.5
    TOBACCO
  Fomento Economico Mexicano, S.A. de C.V. - ADR{\/} .........   MEX            44,311     1,154,855         1.3
    BEVERAGES - NON-ALCOHOLIC
  Panamerican Beverages, Inc. "A"{\/} ........................   MEX            34,000       688,500         0.8
    BEVERAGES - NON-ALCOHOLIC
  A-Ahram Beverages Co. S.A.E. - 144A GDR{\/} {.} ............   EGPT           15,814       443,583         0.5
    BEVERAGES - ALCOHOLIC
  Compania Cervecerias Unidas S.A. - ADR{\/} .................   CHLE           18,100       325,800         0.4
    BEVERAGES - ALCOHOLIC
  Companhia de Tecidos Norte de Minas Preferred ..............   BRZL        2,747,000       317,812         0.4
    TEXTILES & APPAREL
  Companhia Cervejaria Brahma Preferred ......................   BRZL          563,721       264,658         0.3
    BEVERAGES - ALCOHOLIC
  Oriental Weavers "C" .......................................   EGPT           11,400       245,974         0.3
    TEXTILES & APPAREL
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ..................   POL             1,243       169,369         0.2
    BEVERAGES - ALCOHOLIC
  Truworths International Ltd. ...............................   SAFR           47,740        36,381          --
    TEXTILES & APPAREL
                                                                                         -----------
                                                                                           8,257,078
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Materials/Basic Industry (8.3%)
  Suez Cement Co. - Reg S GDR{c} {\/} ........................   EGPT           95,195   $ 1,404,126         1.6
    CEMENT
  Anglo American Platinum Corporation Ltd. ...................   SAFR           87,900     1,336,583         1.5
    METALS - NON-FERROUS
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ..........   CHLE           31,500     1,047,375         1.2
    CHEMICALS
  Companhia Vale do Rio Doce "A" Preferred ...................   BRZL           55,700       840,543         1.0
    METALS - STEEL
  Compania de Minas Buenaventura S.A. - ADR{\/} ..............   PERU           47,792       585,452         0.7
    GOLD
  Cemex, S.A. de C.V. "CPO" ..................................   MEX           238,120       568,019         0.6
    CEMENT
  Apasco, S.A. de C.V. "A" ...................................   MEX           115,233       422,015         0.5
    CEMENT
  Hindalco Industries Ltd.: ..................................   IND                --            --         0.3
    METALS - NON-FERROUS
    GDR{\/} ..................................................   --             26,200       307,195          --
    Common ...................................................   --              1,634        19,759          --
  Makhteshim-Agan Industries Ltd.-/- .........................   ISRL          144,665       256,973         0.3
    CHEMICALS
  Siderca S.A. "A" ...........................................   ARG           118,000       165,250         0.2
    METALS - STEEL
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" ..............   MEX           283,300       151,983         0.2
    CEMENT
  Engro Chemicals Pakistan Ltd. ..............................   PAK            69,370        63,948         0.1
    CHEMICALS
  Nan Ya Plastics Corp.-/- ...................................   TWN            35,360        44,780         0.1
    PLASTICS & RUBBER
                                                                                         -----------
                                                                                           7,214,001
                                                                                         -----------
Multi-Industry/Miscellaneous (6.7%)
  Grupo Carso, S.A. de C.V. "A1" .............................   MEX           452,400     1,567,257         1.8
    MULTI-INDUSTRY
  Rembrandt Group Ltd. .......................................   SAFR          220,610     1,472,049         1.7
    CONGLOMERATE
  Haci Omer Sabanci Holding AS ...............................   TRKY       43,775,250       661,579         0.8
    CONGLOMERATE
  China Development Corp. ....................................   TWN           288,900       571,107         0.7
    CONGLOMERATE
  Central Asia Regional Growth Fund(::) -/- {\/} .............   IRE           175,000       525,000         0.6
    COUNTRY FUNDS
  Koc Holding AS .............................................   TRKY        5,220,550       480,647         0.5
    CONGLOMERATE
  Koor Industries Ltd. - ADR{\/} .............................   ISRL           24,643       398,909         0.5
    CONGLOMERATE
  John Keells Holdings Ltd. ..................................   SLNKA          17,000        48,173         0.1
    CONGLOMERATE
                                                                                         -----------
                                                                                           5,724,721
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                       F5

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Technology (4.3%)
  Taiwan Semiconductor Manufacturing Co.-/- ..................   TWN           597,950   $ 1,209,752         1.4
    SEMICONDUCTORS
  Asustek Computer Inc. - Reg S GDR-/- {c} {\/} ..............   TWN            96,862       743,416         0.8
    COMPUTERS & PERIPHERALS
  Hon Hai Precision Industry .................................   TWN           112,000       539,676         0.6
    COMPUTERS & PERIPHERALS
  Compal Electronics, Inc.-/- ................................   TWN           160,000       499,151         0.6
    COMPUTERS & PERIPHERALS
  Delta Electronics, Inc. ....................................   TWN           153,600       443,602         0.5
    COMPUTERS & PERIPHERALS
  Formula Systems Ltd.-/- ....................................   ISRL           16,505       353,214         0.4
    SOFTWARE
                                                                                         -----------
                                                                                           3,788,811
                                                                                         -----------
Capital Goods (2.9%)
  MISR Elgadida for Housing and Reconstruction ...............   EGPT           17,100     1,563,864         1.8
    CONSTRUCTION
  NASR (El) City Company For Housing & Construction ..........   EGPT           23,005       713,659         0.8
    CONSTRUCTION
  Corporacion GEO, S.A. de C.V. "B"-/- .......................   MEX           165,800       287,192         0.3
    CONSTRUCTION
                                                                                         -----------
                                                                                           2,564,715
                                                                                         -----------
Health Care (1.9%)
  Ranbaxy Laboratories Ltd. ..................................   IND            79,850       942,438         1.1
    MEDICAL TECHNOLOGY & SUPPLIES
  Teva Pharmaceutical Industries Ltd. ........................   ISRL           18,700       737,188         0.8
    PHARMACEUTICALS
                                                                                         -----------
                                                                                           1,679,626
                                                                                         -----------
Consumer Durables (0.6%)
  Bajaj Auto Ltd. ............................................   IND            29,300       383,567         0.4
    AUTOMOBILES
  Qingling Motors Co., Ltd.{*} ...............................   CHNA        1,022,000       188,709         0.2
    AUTOMOBILES
                                                                                         -----------
                                                                                             572,276
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $92,943,216) ..................                            69,356,560        79.1
                                                                                         -----------       -----

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Government & Government Agency Obligations (11.2%)
  Algeria (0.6%)
    Algeria Tranche 1 Loan Assignment, 6.625% due 9/4/06+ ....   USD         1,050,000       535,500         0.6
  Argentina (2.2%)
    Republic of Argentina:
      Discount Bond, 6.625% due 3/31/23+ .....................   USD         1,425,000       970,781         1.1
      Par Bond Series L, 5.75% (6% at 3/31/99) due
       3/31/23++ .............................................   USD           875,000       608,125         0.7
      I.O. Strip, 12.11% due 4/10/05 .........................   USD           350,000       308,000         0.4

    The accompanying notes are an integral part of the financial statements.

                                       F6

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Government & Government Agency Obligations (Continued)
  Brazil (0.6%)
    Brazil Floating Rate Discount Note, 6.125% due
     4/15/24+ ................................................   USD           845,000   $   502,247         0.6
  Bulgaria (1.1%)
    Republic of Bulgaria:
      Discount Bond Series A, 6.6875% due 7/28/24 - Euro+ ....   USD           771,000       541,628         0.6
      Front Loaded Interest Reduction Bond Series A, 2.5%
       (2.75% at 7/99) due 7/28/12++ .........................   USD           760,000       419,900         0.5
  Colombia (0.5%)
    Republic of Colombia:
      8.625% due 4/1/08{j} ...................................   USD           472,000       370,520         0.4
      7.27% due 6/15/03 - 144A{.} ............................   USD            59,000        48,085         0.1
  Mexico (4.4%)
    United Mexican States:
      Discount Bond Series D, 6.6016% due 12/31/19+ ..........   USD         1,570,000     1,225,581         1.4
      Discount Bond Series C, 6.6172% due 12/31/19+ +/+ ......   USD         1,353,000     1,056,186         1.2
      9.875% due 1/15/07 .....................................   USD           575,000       546,969         0.6
      6.63% due 12/31/19 .....................................   FRF         3,000,000       420,666         0.5
      Discount Bond Series A, 6.1156% due 12/31/19+ +/+ ......   USD           412,000       321,618         0.4
      Discount Bond Series B, 6.47656% due 12/31/19+ +/+ .....   USD           375,000       292,734         0.3
  Panama (0.4%)
    Republic of Panama:
      Interest Reduction Bond, 4% (4.25% at 7/99) due
       7/17/14++ .............................................   USD           370,000       270,794         0.3
      8.875% due 9/30/27 .....................................   USD            67,000        61,808         0.1
  Peru (0.7%)
    Republic of Peru, Past Due Interest Bond, 4% (4.5% at
     3/8/99) due 3/7/17++ ....................................   USD         1,116,000       641,700         0.7
  Poland (0.5%)
      3% (3.5% at 10/28/99) due 10/27/24 - Euro++ ............   USD           685,000       455,525         0.5
      Past Due Interest Bond, 5% (6% at 10/28/99)
       due 10/27/14 - Euro++ .................................   USD             2,000         1,819          --
  Russia (0.2%)
    Bank for Foreign Economic Affairs (Venesheconombank)
     Principal Loans, 6.625% due 12/15/20+ ...................   USD         2,717,360       215,690         0.2
                                                                                         -----------
Total Government & Government Agency Obligations (cost
 $11,677,186) ................................................                             9,815,876
                                                                                         -----------
Corporate Bonds (4.0%)
  Argentina (1.5%)
    Telefonica de Argentina, 9.125% due 5/7/08 - Reg S{c} ....   USD         1,504,000     1,305,649         1.5
  Brazil (1.3%)
    Banco Hipotecario Espana, 10% due 4/17/03 - 144A{.} ......   USD           710,000       624,800         0.7
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} .........   USD         1,042,000       468,900         0.5
    Globo Comunicacoes Participacoes, 10.625% due 5/12/08 -
     144A{.} .................................................   USD           125,000        71,563         0.1
  Colombia (0.1%)
    Financiera Energia Nacional, 9.375% due 6/15/06 - Reg
     S{c} ....................................................   USD           148,000       108,528         0.1

    The accompanying notes are an integral part of the financial statements.

                                       F7

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Corporate Bonds (Continued)
  Korea (0.1%)
    Pohang Iron & Steel, 2% due 10/9/00 ......................   JPY         5,500,000   $    40,886         0.1
  Mexico (0.6%)
    Petroleos Mexicanos (PEMEX), 9.25% due 3/30/18 -
     144A{.} .................................................   USD           360,000       293,400         0.3
    Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A{.} .........   USD           210,000       165,900         0.2
    Banco Nacional Comercio Exte., 8% due 7/18/02 - Reg
     S{c} ....................................................   USD            97,000        88,513         0.1
  Russia (0.4%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} .................................................   USD           851,000       310,615         0.4
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} .......   USD             5,000           875          --
                                                                                         -----------
Total Corporate Bonds (cost $4,998,295) ......................                             3,479,629
                                                                                         -----------
Structured Notes (0.4%)
  Korea (0.4%)
    Fixed Rate Trust Certificate 13.55% due 2/15/02[::]
     (Issued by a newly created Delaware Business Trust,
     collateralized by triple A paper. This trust certificate
     has a credit risk component linked to the value of a
     referenced security: Korean Development Bank, 1.875%
     2002.) (cost $470,000) ..................................   USD           470,000       343,805         0.4
                                                                                         -----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $17,145,481) ............                            13,639,310        15.6
                                                                                         -----------       -----


                                                                             NO. OF         VALUE        % OF NET
WARRANTS                                                        COUNTRY     WARRANTS      (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
  Merrill Lynch - Kospi 200 Call Warrants, due 9/9/99
   Performance linked to equity securities. Redemption amount
   100% of the final closing price of the Korean Kospi 200
   Index converted to the prevailing foreign exchange rate.
   (cost $2,495,011) .........................................   US            765,294     2,571,541         2.9
                                                                                         -----------       -----
    INVESTMENT MANAGEMENT

    The accompanying notes are an integral part of the financial statements.

                                       F8

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $4,145,000 U.S. Treasury Notes, 6.50% due
   5/15/05 (market value of collateral is $4,750,253,
   including accrued interest). (cost $4,653,000) ............                           $ 4,653,000         5.3
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $117,236,708)  * .....................                            90,220,411       102.9
Other Assets and Liabilities .................................                            (2,519,957)       (2.9)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $87,700,454       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
        {*}  Security denominated in Hong Kong Dollars.
       {\/}  U.S. currency denominated.
        {c}  Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {=}  Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
       (::) Valued in good faith at fair value using procedures approved by the Board of Trustees (See Note 1 of Notes to Financial Statements).
       [::] Certain events may cause the contract to terminate prior to date shown.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {j} All or part of the Fund's holdings in this security is segregated as collateral for extended settlement of derivative instruments. (See Note 1 of Notes to the Financial Statements).
          * For Federal income tax purposes, cost is $118,742,569 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   3,055,324
                 Unrealized depreciation:           (31,577,482)
                                                  -------------
                 Net unrealized depreciation:     $ (28,522,158)
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR--American Depositary Receipt
             GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F9

                                October 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME    SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & WARRANTS      & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    3.2         3.7                       6.9
Algeria (ALG/DZD) ....................                0.6                       0.6
Brazil (BRZL/BRL) ....................   14.2         1.9                      16.1
Bulgaria (BUL/LEV) ...................                1.1                       1.1
Chile (CHLE/CLP) .....................    2.3                                   2.3
China (CHNA/RMB) .....................    1.3                                   1.3
Colombia (COL/COP) ...................                0.6                       0.6
Egypt (EGPT/EGP) .....................    5.7                                   5.7
Greece (GREC/GRD) ....................    5.8                                   5.8
Hungary (HGRY/HUF) ...................    3.6                                   3.6
India (IND/INR) ......................    6.2                                   6.2
Ireland (IRE/IEP) ....................    0.6                                   0.6
Israel (ISRL/ILS) ....................    4.2                                   4.2
Kazakhstan (KAZ/KTS) .................    0.1                                   0.1
Korea (KOR/KRW) ......................                0.5                       0.5
Mexico (MEX/MXN) .....................   11.3         5.0                      16.3
Morocco (MOR/MAD) ....................    0.7                                   0.7
Pakistan (PAK/PKR) ...................    0.1                                   0.1
Panama (PAN/PND) .....................                0.4                       0.4
Peru (PERU/PES) ......................    2.3         0.7                       3.0
Poland (POL/PLZ) .....................    1.3         0.5                       1.8
Russia (RUS/SUR) .....................    0.4         0.6                       1.0
South Africa (SAFR/ZAR) ..............    6.9                                   6.9
Sri Lanka (SLNKA/LKR) ................    0.2                                   0.2
Taiwan (TWN/TWD) .....................    5.9                                   5.9
Turkey (TRKY/TRL) ....................    2.8                                   2.8
United States (US/USD) ...............                2.9            2.4        5.3
                                        ------      -----            ---      -----
Total  ...............................   79.1        18.5            2.4      100.0
                                        ------      -----            ---      -----
                                        ------      -----            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $87,700,454.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACT OUTSTANDING
                                OCTOBER 31, 1998

                                          MARKET VALUE
                                              (U.S.        CONTRACT   DELIVERY    UNREALIZED
CONTRACT TO SELL:                           DOLLARS)        PRICE       DATE     DEPRECIATION
----------------------------------------  -------------   ----------  --------  ---------------
Japanese Yen............................       39,670      118.80000  11/27/98   $         (950)
                                          -------------                         ---------------
  Total Contract to Sell (Receivable
   amount $38,720)......................       39,670                                      (950)
                                          -------------                         ---------------
THE VALUE OF CONTRACT TO SELL AS
 PERCENTAGE OF NET ASSETS IS 0.05%.
 Total Open Forward Foreign Currency
 Contract...............................                                         $         (950)
                                                                                ---------------
                                                                                ---------------

--------------

             See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $117,236,708) (Note 1)..........................  $  90,220,411
  U.S. currency...................................................................  $    895
  Foreign currencies (cost $730,519)..............................................   723,408        724,303
                                                                                    --------
  Receivable for securities sold............................................................        903,099
  Interest receivable.......................................................................        424,599
  Dividends receivable......................................................................        268,551
  Unamortized organizational costs (Note 1).................................................         14,557
  Receivable for Fund shares sold...........................................................          5,619
                                                                                              -------------
    Total assets............................................................................     92,561,139
                                                                                              -------------
Liabilities:
  Payable for securities purchased..........................................................      3,823,511
  Payable for Fund shares repurchased.......................................................        394,946
  Payable for investment management and administration fees (Note 2)........................        356,752
  Payable for service and distribution expenses (Note 2)....................................         96,087
  Payable for professional fees.............................................................         49,710
  Payable for transfer agent fees (Note 2)..................................................         30,788
  Payable for Trustees' fees and expenses (Note 2)..........................................         25,309
  Payable for custodian fees................................................................         10,081
  Payable for registration and filing fees..................................................          7,596
  Payable for printing and postage expenses.................................................          6,093
  Payable for open forward foreign currency contracts (Note 1)..............................            950
  Payable for fund accounting fees (Note 2).................................................            883
  Other accrued expenses....................................................................         57,979
                                                                                              -------------
    Total liabilities.......................................................................      4,860,685
                                                                                              -------------
Net assets..................................................................................  $  87,700,454
                                                                                              -------------
                                                                                              -------------
Class A:
Net asset value and redemption price per share ($87,517,225 DIVIDED BY 11,616,154 shares
 outstanding)...............................................................................  $        7.53
                                                                                              -------------
                                                                                              -------------
Maximum offering price per share (100/95.25 of $7.53) *.....................................  $        7.91
                                                                                              -------------
                                                                                              -------------
Class B:+
Net asset value and offering price per share ($153,941 DIVIDED BY 20,565 shares
 outstanding)...............................................................................  $        7.49
                                                                                              -------------
                                                                                              -------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($29,288 DIVIDED
 BY 3,877 shares outstanding)...............................................................  $        7.55
                                                                                              -------------
                                                                                              -------------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $ 250,014,000
  Undistributed net investment income.......................................................      1,105,906
  Accumulated net realized loss on investments and foreign currency transactions............   (136,393,263)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................         (9,892)
  Net unrealized depreciation of investments................................................    (27,016,297)
                                                                                              -------------
Total -- representing net assets applicable to capital shares outstanding...................  $  87,700,454
                                                                                              -------------
                                                                                              -------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F11

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................................................  $  5,875,109
  Dividend income (net of foreign withholding tax of $263,295)...............................     4,212,609
  Securities lending income..................................................................       241,088
                                                                                               ------------
    Total investment income..................................................................    10,328,806
                                                                                               ------------
Expenses:
  Investment management and administration fees (Note 2).....................................     1,740,733
  Transfer agent fees (Note 2)...............................................................       538,250
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $    454,554
    Class B....................................................................         1,576       456,130
                                                                                 ------------
  Professional fees..........................................................................       360,255
  Interest expense (Note 1)..................................................................       359,635
  Printing and postage expenses..............................................................       312,740
  Custodian fees.............................................................................       155,690
  Registration and filing fees...............................................................        96,900
  Amortization of organization costs (Note 1)................................................        70,755
  Fund accounting fees (Note 2)..............................................................        53,782
  Trustees' fees and expenses (Note 2).......................................................        30,660
  Other expenses.............................................................................        17,000
                                                                                               ------------
    Total expenses before reductions.........................................................     4,192,530
                                                                                               ------------
      Expenses reimbursed by A I M Advisors, Inc. (Note 2)...................................      (691,157)
      Expense reductions (Note 5)............................................................       (41,663)
                                                                                               ------------
    Total net expenses.......................................................................     3,459,710
                                                                                               ------------
Net investment income........................................................................     6,869,096
                                                                                               ------------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments.............................................   (81,224,308)
  Net realized loss on foreign currency transactions...........................    (2,134,815)
                                                                                 ------------
    Net realized loss during the year........................................................   (83,359,123)
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................       197,153
  Net change in unrealized depreciation of investments.........................    13,544,276
                                                                                 ------------
    Net unrealized appreciation during the year..............................................    13,741,429
                                                                                               ------------
Net realized and unrealized loss on investments and foreign currencies.......................   (69,617,694)
                                                                                               ------------
Net decrease in net assets resulting from operations.........................................  $(62,748,598)
                                                                                               ------------
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                                      F12

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                   YEAR ENDED      TEN MONTHS ENDED      YEAR ENDED
                                                                OCTOBER 31, 1998   OCTOBER 31, 1997   DECEMBER 31, 1996
                                                                ----------------   ----------------   -----------------
Increase (decrease) in net assets
Operations:
  Net investment income.......................................   $   6,869,096      $   9,089,483       $ 19,406,553
  Net realized gain (loss) on investments and foreign currency
   transactions...............................................     (83,359,123)        45,653,300            945,154
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign
   currencies.................................................         197,153           (297,303)            91,835
  Net change in unrealized appreciation (depreciation) of
   investments................................................      13,544,276       (101,078,671)        78,628,364
                                                                ----------------   ----------------   -----------------
    Net increase (decrease) in net assets resulting from
     operations...............................................     (62,748,598)       (46,633,191)        99,071,906
                                                                ----------------   ----------------   -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income..................................     (11,841,080)                --        (17,407,047)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income..................................          (1,499)                --                 --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income..................................             (46)                --                 --
                                                                ----------------   ----------------   -----------------
    Total distributions.......................................     (11,842,625)                --        (17,407,047)
                                                                ----------------   ----------------   -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested............      13,579,722                 --                 --
  Decrease from capital shares repurchased....................    (308,667,233)                --                 --
                                                                ----------------   ----------------   -----------------
    Net increase (decrease) from capital share transactions...    (295,087,511)                --                 --
                                                                ----------------   ----------------   -----------------
Total increase (decrease) in net assets.......................    (369,678,734)       (46,633,191)        81,664,859
Net assets:
  Beginning of year...........................................     457,379,188        504,012,379        422,347,520
                                                                ----------------   ----------------   -----------------
  End of year *...............................................   $  87,700,454      $ 457,379,188       $504,012,379
                                                                ----------------   ----------------   -----------------
                                                                ----------------   ----------------   -----------------
 * Includes undistributed net investment income of............   $   1,105,906      $   8,645,635       $    363,782
                                                                ----------------   ----------------   -----------------
                                                                ----------------   ----------------   -----------------

    The accompanying notes are an integral part of the financial statements.

                                      F13

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                             CLASS A+
                                          ------------------------------------------------------------------------------
                                             YEAR          TEN MONTHS            YEAR ENDED           JANUARY 11, 1994
                                             ENDED            ENDED             DECEMBER 31,           (COMMENCEMENT
                                          OCTOBER 31,      OCTOBER 31,      ---------------------    OF OPERATIONS) TO
                                           1998 (D)         1997 (E)        1996 (E)    1995 (E)    DECEMBER 31, 1994(E)
                                          -----------      -----------      ---------   ---------   --------------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 12.56          $  13.84        $  11.60    $  12.44         $  15.00
                                          -----------      -----------      ---------   ---------     -----------
Income from investment operations:
  Net investment income.................      0.39*{/\}         0.25            0.53        0.72             0.35
  Net realized and unrealized gain
   (loss) on investments................     (5.10)            (1.53)           2.19       (0.84)           (2.46)
                                          -----------      -----------      ---------   ---------     -----------
    Net increase (decrease) from
     investment operations..............     (4.71)            (1.28)           2.72       (0.12)           (2.11)
                                          -----------      -----------      ---------   ---------     -----------
  Redemption fees retained (Note 4).....      0.28                --              --          --               --
                                          -----------      -----------      ---------   ---------     -----------
Distributions to shareholders:
  From net investment income............     (0.60)               --           (0.48)      (0.72)           (0.35)
  From net realized gain on
   investments..........................        --                --              --          --            (0.10)
                                          -----------      -----------      ---------   ---------     -----------
    Total distributions.................     (0.60)               --           (0.48)      (0.72)           (0.45)
                                          -----------      -----------      ---------   ---------     -----------
Net asset value, end of period..........   $  7.53          $  12.56        $  13.84    $  11.60         $  12.44
                                          -----------      -----------      ---------   ---------     -----------
                                          -----------      -----------      ---------   ---------     -----------
Market value, end of period.............       N/A          $  11.81        $  11.63    $   9.75         $   9.75
                                          -----------      -----------      ---------   ---------     -----------
                                          -----------      -----------      ---------   ---------     -----------

Total investment return (based on market
 value).................................       N/A              1.62%(b)       24.18%       6.60%          (32.16)% (b)

Total investment return (based on net
 asset value)...........................    (37.09)% (c)       (9.25)%(b)      23.59%      (0.95)%         (14.07)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $87,517          $457,379        $504,012    $422,348         $452,872
Ratio of net investment income to
 average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........      3.84%             2.03%(a)        4.07%       6.33%            2.75% (a)
  Without expense reductions and
   reimbursement........................      3.43%             1.95%(a)        4.04%       6.30%            2.75% (a)
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........      1.73%             1.75%(a)        1.82%       1.77%            2.01% (a)
  Without expense reductions and
   reimbursement........................      2.14%             1.83%(a)        1.85%       1.80%            2.01% (a)
Ratio of interest expense to average net
 assets (Note 1)+++.....................      0.20%              N/A             N/A         N/A              N/A
Portfolio turnover rate+++..............       111%              184%(a)         138%         75%              56% (a)

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
 (e) These financial highlights provide per share information of G.T. Global Developing Markets Fund, Inc. ("Predecessor Fund") (See Note 1 to Notes to Financial Statements) for the periods up to and including October 31, 1997. The fees and expenses of the Fund differ from those of the Predecessor Fund.
{/\} Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share for Class A, B, and Advisor.
  * Before reimbursement the net investment income per share would have been reduced by $0.04 for Class A, B, and Advisor.
  + All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
 ++ Commencing November 1, 1997, the Fund began offering Class B and Advisor Class shares.
+++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F14

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             ADVISOR
                                           CLASS B++         CLASS++
                                          -----------      -----------
                                             YEAR             YEAR
                                             ENDED            ENDED
                                          OCTOBER 31,      OCTOBER 31,
                                           1998 (D)         1998 (D)
                                          -----------      -----------
Per Share Operating Performance:
Net asset value, beginning of period....    $12.56           $12.56
                                          -----------      -----------
Income from investment operations:
  Net investment income.................      0.31*{/\}        0.40*{/\}
  Net realized and unrealized gain
   (loss) on investments................     (5.07)           (5.09)
                                          -----------      -----------
    Net increase (decrease) from
     investment operations..............     (4.76)           (4.69)
                                          -----------      -----------
  Redemption fees retained (Note 4).....      0.28             0.28
                                          -----------      -----------
Distributions to shareholders:
  From net investment income............     (0.59)           (0.60)
  From net realized gain on
   investments..........................        --               --
                                          -----------      -----------
    Total distributions.................     (0.59)           (0.60)
                                          -----------      -----------
Net asset value, end of period..........    $ 7.49           $ 7.55
                                          -----------      -----------
                                          -----------      -----------

Total investment return (based on net
 asset value)...........................    (39.76)% (c)     (42.63)% (c)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  154           $   29
Ratio of net investment income to
 average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........      3.09%            4.09%
  Without expense reductions and
   reimbursement........................      2.68%            3.68%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........      2.48%            1.48%
  Without expense reductions and
   reimbursement........................      2.89%            1.89%
Ratio of interest expense to average net
 assets (Note 1)+++.....................      0.20%            0.20%
Portfolio turnover rate+++..............       111%             111%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
{/\} Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share for Class A, B, and Advisor.
  * Before reimbursement the net investment income per share would have been reduced by $0.04 for Class A, B, and Advisor.
  + All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
 ++ Commencing November 1, 1997, the Fund began offering Class B and Advisor Class shares.
+++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F15

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Developing Markets Fund (the "Fund"), formerly GT Global Developing Markets Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

On October 31, 1997, at the close of business, the Fund acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc., a Maryland corporation registered under the 1940 Act as a non-diversified closed-end management investment company ("Predecessor Fund"), in exchange for Class A shares of the Fund in a tax-free reorganization of the Predecessor Fund. Shareholders of the Predecessor Fund approved the reorganization on October 20, 1997. Prior to October 28, 1997, the Predecessor Fund's shares traded on the New York Stock Exchange.

Commencing November 1, 1997, the Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for securities or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations existing from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term investments, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

                                      F16

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of approximately $8,703,342 were on loan to brokers. The loans were secured by cash collateral of $8,903,149 received by the Fund. For the year ended October 31, 1998, the Fund received securities lending income of $241,088.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. The cash collateral is invested in a securities lending trust which consists

                                      F17
of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $134,888,352 of which $54,472,976 expires in 2003 and $80,415,376 expires in
2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states aggregated $353,775. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has purchased and sold when-issued securities during the period and has set aside liquid securities as collateral for these commitments.

(P) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $7,855,160, with a weighted average interest rate of 6.29%. Interest expense for the year ended October 31, 1998 was $308,816. Other interest expense charges amounted to $50,819.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-advisor and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, is the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays the Manager investment management and administration fees at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

                                      F18

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $819 and $0, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $2,664 and $0, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $1,588 and $0, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors up to an annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Class A shares issued as a result of the conversion of shares from the Predecessor Fund are limited to 0.25% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by the waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

                                      F19

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $202,780,180 and $438,952,561, respectively. For the year ended October 31, 1998, purchases and sales of U.S. government obligations aggregated $0 and $7,170,550, respectively.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trusts were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trusts and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                            YEAR ENDED
                                                         OCTOBER 31, 1998
                                                    --------------------------
CLASS A                                               SHARES        AMOUNT
--------------------------------------------------  -----------  -------------
Shares sold.......................................      486,628  $   5,011,027
Shares issued in connection with reinvestment of
  distributions...................................      676,257      8,203,222
                                                    -----------  -------------
                                                      1,162,885     13,214,249
Shares repurchased including those purchased in
  connection with open ending of the Fund on
  11/1/97*........................................  (25,963,398)  (308,568,937)
                                                    -----------  -------------
Net decrease......................................  (24,800,513) $(295,354,688)
                                                    -----------  -------------
                                                    -----------  -------------

CLASS B
--------------------------------------------------
Shares sold.......................................       30,654  $     314,666
Shares issued in connection with reinvestment of
  distributions...................................          124          1,499
                                                    -----------  -------------
                                                         30,778        316,165
Shares repurchased................................      (10,213)       (89,300)
                                                    -----------  -------------
Net increase......................................       20,565  $     226,865
                                                    -----------  -------------
                                                    -----------  -------------

ADVISOR CLASS
--------------------------------------------------
Shares sold.......................................        4,782  $      49,262
Shares issued in connection with reinvestment of
  distributions...................................            4             46
                                                    -----------  -------------
                                                          4,786         49,308
Shares repurchased................................         (909)        (8,996)
                                                    -----------  -------------
Net increase......................................        3,877  $      40,312
                                                    -----------  -------------
                                                    -----------  -------------

--------------
* The redemption amount for Class A is net of a 2% redemption fee of $4,945,536 incurred in the period from November 1, 1997 to May 1, 1998 in connection with redemptions upon the open ending of the Fund.

                                      F20

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $41,663 under these arrangements.

6. ADDITIONAL INFORMATION
The Board of Trustees of AIM Investment Funds unanimously approved, on September 23, 1998, a Plan of Reorganization and Termination ("Plan") pursuant to which AIM Emerging Markets Fund ("Emerging Markets Fund") would transfer substantially all of its assets to the Fund. As a result of the transaction, shareholders of the Emerging Markets Fund would receive shares of the Fund in exchange for their shares of Emerging Markets Fund, and Emerging Markets Fund would cease operations.

The Plan requires the approval of Emerging Markets Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in February 1999. If the Plan is approved by shareholders of Emerging Markets Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective before the end of February 1999.

7. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc. now known as AIM Investment Funds (the "Trust") was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William
    J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P. now known as PricewaterhouseCoopers LLP as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................   [ 8,148,548             N/A    1,003,318
      Frank S. Bayley.............................................     8,141,634             N/A    1,010,232
      William J. Guilfoyle........................................     8,152,322             N/A      999,544
      Arthur C. Patterson.........................................     8,161,211             N/A      990,655
      Ruth H. Quigley.............................................     8,161,411             N/A      990,445
(2)(a) Approval of investment management and administration
       contract...................................................     6,214,229         523,624      557,973
(2)(b) Approval of sub-advisory and sub-administration contract....    6,165,338         552,219      578,268
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A.....................................................     7,788,067         720,705      624,489
      CLASS B.....................................................        15,702             N/A          N/A
(4)   Approval of changes to the fundamental investment
       restrictions...............................................     6,156,539         548,114      591,173
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust (approval at a
       Special Meeting held on June 22, 1998).....................   190,027,469       6,362,084   19,815,262
(6)   Ratification of the selection of Coopers & Lybrand L.L.P. as
       the Trust's Independent Public Accountants.................     8,594,659         145,618      411,587 ]

                                      F21

------------------------

FEDERAL TAX INFORMATION (UNAUDITED):

For the fiscal year ended October 31, 1998, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.852 per share (representing a total of $9,916,743). The amount of taxes paid by the Fund to such countries for the fiscal year ended October 31, 1998 was $.0186 per share (representing a total of $216,100). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended October 31, 1998:

COUNTRY                                                                                  GROSS INCOME %   FOREIGN TAX PAID %
---------------------------------------------------------------------------------------  --------------   ------------------
Argentina..............................................................................       4.34                 --
Brazil.................................................................................      12.10              21.60
Bulgaria...............................................................................       1.54                 --
Chile..................................................................................       2.38              28.12
China..................................................................................       1.81                 --
Egypt..................................................................................       9.02               1.78
Israel.................................................................................       1.43              13.47
Malaysia...............................................................................       0.50               3.51
Mexico.................................................................................       6.32                 --
Pakistan...............................................................................       1.37               1.79
Peru...................................................................................       1.90                 --
Philippines............................................................................       0.35               1.90
Russia.................................................................................      34.21                 --
South Africa...........................................................................       5.64                 --
Taiwan.................................................................................       0.44               5.82
Turkey.................................................................................       1.75                 --
Zimbabwe...............................................................................       0.15               1.13
Various................................................................................       8.37               2.96
                                                                                         --------------      --------
                                                                                             93.62              82.08
Nonqualifying..........................................................................       1.54              17.92
United States..........................................................................       4.84                 --
                                                                                         --------------      --------
                                                                                            100.00%            100.00%
                                                                                         --------------      --------
                                                                                         --------------      --------

Information needed by shareholders to prepare their 1998 federal income tax return will be provided with the annual 1099 information in January 1999.

                                      F22

TRUSTEES & OFFICERS


BOARD OF TRUSTEES                         OFFICERS                                 OFFICE OF THE FUND

C. Derek Anderson                         Robert H. Graham                         11 Greenway Plaza
President, Plantagenet Capital            Chairman and President                   Suite 100
Management, LLC (an investment                                                     Houston, TX 77046
partnership); Chief Executive Officer,    John J. Arthur
Plantagenet Holdings, Ltd.                Vice President                           INVESTMENT MANAGER
(an investment banking firm)
                                          Helge K. Lee                             A I M Advisors, Inc.
Frank S. Bayley                           Vice President & Secretary               11 Greenway Plaza
Partner, law firm of                                                               Suite 100
Baker & McKenzie                          Dana R. Sutton                           Houston, TX 77046
                                          Vice President and Assistant Treasurer
Robert H. Graham                                                                   SUB-ADVISOR
President and Chief Executive Officer,    Kenneth W. Chancey
A I M Management Group Inc.               Vice President and Principal             INVESCO (NY), Inc.
                                          Accounting Officer                       50 California Street, 27th Floor
Arthur C. Patterson                                                                San Francisco, CA 94111
Managing Partner, Accel Partners          Melville B. Cox
(a venture capital firm)                  Vice President                           TRANSFER AGENT

Ruth H. Quigley                           Gary T. Crum                             A I M Fund Services, Inc.
Private Investor                          Vice President                           P.O. Box 4739
                                                                                   Houston, TX 77210-4739
                                          Carol F. Relihan
                                          Vice President                           CUSTODIAN

                                          David P. Hess                            State Street Bank and Trust Company
                                          Assistant Secretary                      225 Franklin Street
                                                                                   Boston, MA 02110
                                          Nancy L. Martin
                                          Assistant Secretary                      COUNSEL TO THE FUND

                                          Ofelia M. Mayo                           Kirkpatrick & Lockhart, LLP
                                          Assistant Secretary                      1800 Massachusetts Avenue, N.W.
                                                                                   Washington, D.C. 20036-1800
                                          Kathleen J. Pflueger
                                          Assistant Secretary                      COUNSEL TO THE TRUSTEES

                                          Michael A. Silver                        Paul, Hastings, Janofsky & Walker LL
                                          Assistant Secretary                      Twenty Third Floor
                                                                                   555 South Flower Street
                                          Samuel D. Sirko                          Los Angeles, CA 90071
                                          Assistant Secretary
                                                                                   DISTRIBUTOR
                                          Pamela Ruddock
                                          Assistant Treasurer                      A I M Distributors, Inc.
                                                                                   11 Greenway Plaza
                                          Paul Wozniak                             Suite 100
                                          Assistant Treasurer                      Houston, TX 77046

                                                                                   AUDITORS

                                                                                   PricewaterhouseCoopers LLP
                                                                                   One Post Office Square
                                                                                   Boston, MA 02109

The AIM Family of Funds--Registered Trademark--

GROWTH FUNDS                                     INTERNATIONAL GROWTH FUNDS
AIM Aggressive Growth Fund(1)                    AIM Advisor International Value Fund
AIM Blue Chip Fund                               AIM Asian Growth Fund
AIM Capital Development Fund                     AIM Developing Markets Fund(2)
AIM Constellation Fund                           AIM Emerging Markets Fund(2)
AIM Mid Cap Equity Fund(2), (A)                  AIM Europe Growth Fund(2)
AIM Select Growth Fund(3)                        AIM European Development Fund
AIM Small Cap Growth Fund(2), (B)                AIM International Equity Fund
AIM Small Cap Opportunities Fund                 AIM International Growth Fund(2)
AIM Value Fund                                   AIM Japan Growth Fund(2)
AIM Weingarten Fund                              AIM Latin American Growth Fund(2)
                                                 AIM New Pacific Growth Fund(2)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                            GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund                 AIM Global Aggressive Growth Fund
AIM Advisor MultiFlex Fund                       AIM Global Growth Fund
AIM Advisor Real Estate Fund                     AIM Worldwide Growth Fund(2)
AIM Balanced Fund
AIM Basic Value Fund(2), (C)                     GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                                 AIM Global Growth & Income Fund(2)
                                                 AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                        GLOBAL INCOME FUNDS
AIM High Yield Fund                              AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                           AIM Global Government Income Fund(2)
AIM Income Fund                                  AIM Global Income Fund
AIM Intermediate Government Fund                 AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                                 THEME FUNDS
TAX-FREE INCOME FUNDS                            AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund                   AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                          AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut          AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund                   AIM Global Resources Fund(2)
                                                 AIM Global Telecommunications Fund(2)
MONEY MARKET FUNDS                               AIM Global Trends Fund(2), (E)
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed
AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.




A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $91 billion in assets for more than 5.5 million shareholders, including individual investors, corporate clients, and financial institutions, as of September 30, 1998.
   The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the 11th-largest mutual fund complex in the U.S. in assets under management, according to Strategic
Insight, an independent mutual fund monitor.

                                 APPENDIX III


                        ANNUAL REPORT / OCTOBER 31 1998

                           AIM EMERGING MARKETS FUND

                                 [Cover Artwork]

[AIM Logo]

                Invest with DISCIPLINE--Registration Trademark--

                Mural from the Temple of Longing by Paul Klee
[Artwork]
                Paul Klee's art was transformed by a trip he took to Tunisia in 1914, where he was awed by the landscape's beautifully intense color and light. Klee brought those qualities to his own work, creating imaginative, light-filled paintings like the one on the cover. Radiating with optimism and energy, Klee's Mural is a fitting emblem for the dynamic growth pushing today's emerging markets into the 21st century.


AIM Emerging Markets Fund is for shareholders who seek long-term growth of capital. The Fund primarily invests in equity securities of companies located in emerging markets, which generally include every country except the U.S., Canada, Japan, Australia, New Zealand and most of the countries of western Europe.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT
THIS REPORT:
o   AIM Emerging Markets Fund (formerly GT Global Emerging Markets
    Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.

o Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN
THIS REPORT:
o The IFC Investable Composite Index is a market value-weighted average of the performance of the securities listed on the exchange of 29 countries. It includes the effect of reinvested dividends and is measured in U.S. dollars.

o The MSCI Emerging Markets Free Index is a group of unmanaged securities from emerging markets tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.

o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                           AIM EMERGING MARKETS FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

[PHOTO OF CHARLES T. BAUER, CHAIRMAN OF THE BOARD
OF THE FUND APPEARS HERE]

Chairman's Letter

Dear Fellow Shareholder:
During the fiscal year covered by this report, a variety of events converged to produce harsh market conditions in several sectors and geographic areas: fallout from currency devaluations in Southeast Asia, the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, fear that Latin America could be engulfed by the world's difficulties, and the virtual collapse of commodity prices as worldwide economic growth faltered and many nations slipped into recession.
        We understand how unnerving it is to have an investment lose value. While the difficult market environment helps explain much of your Fund's poor performance, it is not the whole story. When we added the former GT Global funds to our fund family late in the fiscal year, we understood that several of them needed to bolster their performance substantially. We also recognized their significant long-term potential, and now that we are the funds' investment adviser, we will strive to see that potential realized. Where necessary, we have begun to make the changes in management and investment strategy we believe will enhance your Fund's performance. We intend to continue managing your Fund with the careful oversight and disciplined investment strategy used in all AIM funds, and we hope you will share our patience as investors while we work to improve your Fund's performance.
        On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio during the fiscal year, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative.

INVESTING FUNDAMENTALS UNCHANGED
The abrupt reversals of market sentiment during this reporting period reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know exactly when to enter and exit a market, we remain convinced that the wisest strategy is to stay fully invested despite volatility and short-term disappointment.
        However difficult many markets have been this fiscal year, the fundamental principles of investing are unchanged:

        o broad portfolio diversification, in which this Fund is part of a complete investment strategy designed with your personal financial goals in mind;

        o realistic expectations, recognizing that the potential for downturns is always present; and

        o   as always, long-term thinking.

        Your financial consultant is your best resource for helping you construct a diversified portfolio, weather turbulent markets, and keep your eye on your long-term goals.
        We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.
        We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

WE INTEND TO CONTINUE
MANAGING YOUR FUND
WITH THE CAREFUL OVERSIGHT
AND DISCIPLINED
INVESTMENT STRATEGY
USED IN ALL AIM FUNDS.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                           AIM EMERGING MARKETS FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW


FLIGHT TO QUALITY AFFECTS EMERGING MARKETS


GLOBAL MARKET VOLATILITY DOMINATED FINANCIAL NEWS IN 1998. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

We have been in a very challenging environment over the last year. The Fund has suffered from the particular crises hitting individual countries, but it has also been hurt by the increasingly negative perception of the riskiness of emerging market investing.
        Results for the fiscal year ended October 31, 1998 were quite disappointing. Total return was -39.62% for Class A shares and -39.90% for Class B shares. In comparison, the MSCI Emerging Markets Free Index had a return of -30.98%.

WHY WAS MARKET TURMOIL SO PERVASIVE?
The chain reaction started in Asia. Devalued currencies plus billions in bad loans curtailed the region's ability to purchase goods and raw materials from the world's sellers. When Asian companies flooded global commodities markets with their inventories to produce desperately needed revenues, the combination of oversupply and weakened demand caused prices to plummet, contributing to worldwide deflation.
        Meanwhile, investors worried over news of Russia's overwhelming government debt and the speculative borrowing practiced by its private banks. The situation was especially troubling because it was set against a backdrop of weakening oil and commodity prices. In August, Russia attempted to stabilize the banking system by floating the ruble and suspending repayment of much of its foreign debt. These events spurred a worldwide flight to quality, resulting in a broad-based selloff. Even though Russia has a relative ly small economy and engages in just a tiny portion of world trade, many investors sustained millions of dollars in losses from their exposure to both its debt and equity markets.

       IN THE WAKE OF THE ASIAN AND RUSSIAN CRISES, INVESTORS BEGAN TO REDUCE THEIR EXPOSURE TO EMERGING MARKETS.

        In the wake of the Asian and Russian crises, investors began to reduce their exposure to emerging markets. As external capital drained away, expectations deteriorated for further growth in places like Brazil. Latin America as well as the more open markets in the Emerging EMEA (Europe, Middle East, and Africa) region suffered both from investor flight and from the associated rising interest rates.

WHAT IS YOUR OVERALL STRATEGY IN
MANAGING THE FUND?
First we determine the portfolio's target country allocations through a top-down process that evaluates and scores countries based on their economic growth, monetary cycle, government policy, and overall earnings growth. Our stock research and selection process identifies stocks demonstrating growth, but at a reasonable price. We then adjust our top-down allocation depending on the availability of stocks suitable for investment in a particular country or sector.

WHAT ARE THE MOST SIGNIFICANT CHANGES YOU'VE MADE IN THE PORTFOLIO RECENTLY?
        The most important strategy we've taken in the last few months has been to concentrate the portfolio in the markets and stocks where we are most confident about the growth and valuation outlook. We've deliberately reduced the breadth of holdings, bringing the number down from over 200 to about 110, and we've nearly eliminated exposures to such highly unstable markets as Pakistan, Sri Lanka, the Philippines, Thailand, and Malaysia. We've also virtually eliminated the Fund's exposure to Russia. We don't expect to invest in the Russian market until the political and economic environment has stabilized.

YOUR LARGEST COUNTRY ALLOCATIONS ARE
IN LATIN AMERICA. WHY DID YOU FAVOR
THIS REGION?
Despite recent market turbulence, we still believe in Latin America's long-term potential. Growth estimates have indeed been revised down for 1999, but, with the exception of Venezuela, growth is expected in the region. Relative to Asia, Latin America stands to perform much better because of its more favorable trade ties to the United States. The governments of the major economies in Latin America continue to emphasize responsible fiscal and monetary policies. We feel that many are truly committed to reform and deregulation. In fact, we've already witnessed important restructuring efforts in the banking industries of several Latin American countries and the first stages of fiscal reform in Brazil.

WHICH LATIN AMERICAN STOCKS HAVE
YOU LIKED?
In Brazil, we own a number of privatization candidates. Many of the larger utilities in Brazil appear undervalued given the strong medium-term growth prospects for the economy. We emphasized oil and natural resource stocks because they benefit from U.S. dollar revenues and from privatization efforts, which should encourage greater operating efficiency.
We also liked Brazil's utilities such as Companhia Energetica de Minas Gerais (CEMIG), provider of electric power to the Brazilian state of Minas Gerais. With political uncertainties now reduced, such stocks have attracted investor interest once again.
        Our second largest country allocation

         See important Fund and index disclosures inside front cover.

                           AIM EMERGING MARKETS FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW

was in Mexico, which we believe will show relatively stable economic growth into 1999. We've focused on blue chips as well as stocks that stand to benefit from the large devaluation of the peso. Although earnings will certainly be affected this year by the monetary correction, the competitive position of Mexico's exporters has been protected by it.
        That should help companies like soft-drink producer Fomento Economico Mexicano S.A. de C.V., one of our largest holdings in Mexico. The company exports to 63 countries around the world and benefits from strong domestic demand.

WHERE ELSE ARE YOU FINDING
OPPORTUNITIES?
One of the advantages of a global emerging markets portfolio is its diversity. We have found a number of investments that were relatively sheltered from global economic difficulties. For example, Hindustan Lever, one of the largest low-end consumer good manufacturers in India, announced better-than-anticipated earnings for the third quarter of 1998. The company makes soap, toothpaste, and other personal care products.
        Global volatility has created good buying opportunities in smaller mar kets such as Egypt and Morocco, which have demonstrated relatively strong growth, falling interest rates, a decline in inflation, and attractive valuations. As investors turned negative on emerging markets as an asset class, the resulting market correction allowed us to acquire some fundamentally sound stocks at good prices.
        Similarly, problems in Russia have affected the prices of some of Eastern Europe's more attractive stocks. For instance, Magyar Olaj-es
Gazipari (MOL--the gas distributor in Hungary, and Kreditbank of Poland are both strong stocks that we believe are trading at a discount.

GLOBAL VOLATILITY HAS CREATED GOOD
BUYING OPPORTUNITIES IN SMALLER MARKETS
SUCH AS EGYPT AND MOROCCO . . .

        We've raised our weighting in Greece, which is committed to joining Europe's Economic and Monetary Union (EMU). In anticipation of that goal, the country has made major strides in economic and fiscal reform. An example of a Greek company we liked is Stet Hellas, a cellular company that has shown very strong earnings growth in recent quarters.

WHAT IS YOUR OUTLOOK FOR EMERGING
MARKETS AND FOR THE FUND?
Although we expect growth to be disappointing over the next year, we believe that emerging markets continue to offer a long-term investment option for the most aggressive investors. The fundamentals driving growth in emerging markets are still there: consumption, industrialization, a maturing financial services industry, and continuing investment in infrastructure.
        Emerging markets potentially can offer earnings growth rates that exceed those in developed countries as well as valuations at a considerable discount in many cases; however, there are also many more risks and uncertainties associated with this type of investment. We urge you to read your prospectus for more information about the fund's objectives, strategies, and risks.


TOP 10 COUNTRIES
As of 10/31/98 based on total net assets

  1. Brazil                                       15.3%

  2. Mexico                                       13.9

  3. United States & Other                        10.3

  4. Egypt                                         7.2

  5. Taiwan                                        6.8

  6. South Africa                                  6.8

  7. India                                         6.3

  8. Greece                                        6.1

  9. Israel                                        5.6

10.  Argentina                                     3.9



TOP 10 PORTFOLIO HOLDINGS
As of 10/31/98 based on total net assets

  1. Telecomunicacoes Brasileiras S.A.             4.8%
     (Telebras) - ADR (Brazil)

  2. Merrill Lynch - Kospi 200                     2.8
     Call Warrants, due 9/9/99 (United States)

  3. Telefonos de Mexico, S.A.                     2.7
     de C.V. "L" - ADR (Mexico)

  4. Grupo Carso, S.A. de C.V. "A1"                2.5
     (Mexico)

  5. Petroleo Brasileiro, S.A.                     2.2
     (Petrobras) Preferred (Brazil)

  6. Hindustan Lever Ltd. (India)                  2.1

  7. Companhia Energetica de                       2.0
     Minas Gerais (CEMIG) - ADR (Brazil)

  8. Heliopolis Housing (Egypt)                    2.0

  9. Magyar Tavkozlesi Rt. - ADR                   2.0
     (Hungary)

10.  South African Breweries Ltd.                  1.9
     (South Africa)


TOP 10 INDUSTRIES
As of 10/31/98 based on total net assets

 1. Services                                      22.1%

 2. Finance                                       18.1

 3. Consumer Non-Durables                         11.7

 4. Energy                                        10.4

 5. Materials/Basic Industry                       9.1

 6. Multi-Industry/Miscellaneous                   7.3

 7. Technology                                     5.0

 8. Capital Goods                                  3.6

 9. Health Care                                    2.2

10. Consumer Durables                              0.3

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

         See important Fund and index disclosures inside front cover.


                           AIM EMERGING MARKETS FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM EMERGING MARKETS FUND VS. BENCHMARK INDEXES

5/31/92-10/31/98

                      IFC Investable    AIM Emerging  MSCI Emerging
                        Composite       Markets Fund     Markets
                          Index           Class A       Free Index
5/18/92                  $10,000          9,525         10,000
7/92                       8,804          9,333          8,682
10/92                      8,626          9,258          9,078
1/93                       8,816          9,269          9,548
4/93                       9,669          9,915         10,372
7/93                      10,476         10,386         11,887
10/93                     12,774         12,107         14,023
1/94                      16,015         15,556         16,342
4/94                      13,759         13,270         15,064
7/94                      14,554         13,858         17,490
10/94                     16,279         16,051         16,468
1/95                      12,126         12,809         13,186
4/95                      12,439         12,711         14,604
7/95                      13,395         13,344         14,623
10/95                     12,449         12,354         13,747
1/96                      13,892         13,282         15,134
4/96                      14,337         13,612         15,791
7/96                      13,435         12,675         15,182
10/96                     13,754         12,728         15,156
1/97                      15,009         13,792         16,959
4/97                      15,089         13,604         17,015
7/97                      16,433         14,846         15,879
10/97                     12,373         10,889         13,143
1/98                      11,169          9,835         13,699
4/98                      12,827         11,193         12,201
7/98                      10,478          8,915          8,010
10/98                      8,808          6,574          8,415

Past performance cannot guarantee comparable future results.

AVERAGE ANNUAL TOTAL RETURNS
For periods ending 10/31/98, including sales charges

CLASS A SHARES
Inception (5/31/92)           -6.29%
5 years                      -12.35
1 year                       -42.50*

CLASS B SHARES
Inception (4/1/93)           -7.22%
5 years                     -12.28
1 year                      -42.90**

ADVISOR CLASS
(Sales charges do not apply.)
Inception (6/1/95)          -18.12%
1 year                      -39.23

*-39.62%, excluding sales charges
**-39.90%, excluding sales charges


Source: Towers Data Systems HYPO--Registered Trademark--.
        Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


ABOUT THIS CHART

The chart above compares your Fund's Class A shares to benchmark indexes. Use of these indexes is intended to give you a general idea of your Fund's comparative performance. It is important to understand the differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.
   A market index such as the MSCI Emerging Markets Free Index is not managed and incurs no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
   Since the last reporting period, AIM Emerging Markets Fund has elected to use the MSCI Emerging Markets Free Index as its benchmark. This index more closely reflects the performance of the securities in which the Fund invests. In previous reports to shareholders, the Fund used the IFC Investable Composite Index. In the future, we will no longer use this index. Because this is the first reporting period since we adopted the new index, SEC guidelines require that we compare the Fund's performance to both the old and the new index.


                           AIM Emerging Markets Fund

AIM EMERGING
MARKETS FUND

FINANCIAL
STATEMENTS

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Emerging Markets Fund (formerly GT Global Emerging Markets Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Emerging Markets Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinions expressed above.

                                                   PRICEWATERHOUSECOOPERS L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 11, 1998

                                       F1

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (22.1%)
  Telecomunicacoes Brasileiras S.A. (Telebras) Preferred -
   ADR{\/} ...................................................   BRZL           59,262   $ 4,500,208         4.8
    TELEPHONE NETWORKS
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ............   MEX            48,027     2,536,426         2.7
    TELEPHONE NETWORKS
  Magyar Tavkozlesi Rt. - ADR{\/} ............................   HGRY           67,990     1,827,231         2.0
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V. " V"-/- ................................   MEX           995,730     1,350,243         1.4
    RETAILERS-OTHER
  Hellenic Telecommunication Organization S.A. (OTE) .........   GREC           57,266     1,302,888         1.4
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ...............   BRZL               --            --         1.3
    TELEPHONE - REGIONAL/LOCAL
    Common-/- ................................................   --         10,859,000     1,179,032          --
    Preferred ................................................   --            185,406        31,088          --
  Telefonica del Peru S.A. - ADR{\/} .........................   PERU           81,400     1,058,200         1.1
    TELEPHONE NETWORKS
  Telefonica de Argentina S.A. - ADR{\/} .....................   ARG            30,983     1,024,375         1.1
    TELEPHONE NETWORKS
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} .................   MEX            35,100       952,088         1.0
    BROADCASTING & PUBLISHING
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ....................................................   BRZL       10,607,155       853,695         0.9
    BUSINESS & PUBLIC SERVICES
  Mahanagar Telephone Nigam Ltd.: ............................   IND                --            --         0.9
    TELECOM - OTHER
    GDR{\/} ..................................................   --             43,300       465,475          --
    Common ...................................................   --             84,400       365,135          --
  STET Hellas Telecommunications S.A. - ADR-/- {\/} ..........   GREC           24,829       651,761         0.7
    WIRELESS COMMUNICATIONS
  Telecom Argentina S.A. - ADR{\/} ...........................   ARG            19,400       625,650         0.7
    TELEPHONE NETWORKS
  Nortel Inversora S.A. - ADR{\/} ............................   ARG            27,900       620,775         0.7
    TELEPHONE NETWORKS
  Videsh Sanchar Nigam Ltd. - Reg S GDR-/- {c} {\/} ..........   IND            37,000       388,500         0.4
    TELECOM - OTHER
  ONA (Omnium Nord Africain) S.A. "A" ........................   MOR             2,809       365,111         0.4
    BUSINESS & PUBLIC SERVICES
  Bezeq Israeli Telecommunication Corporation Ltd. ...........   ISRL          108,700       312,714         0.3
    TELEPHONE NETWORKS
  Blue Square Chain Investments & Properties Ltd.-/- .........   ISRL           18,591       237,753         0.3
    RETAILERS-FOOD
                                                                                         -----------
                                                                                          20,648,348
                                                                                         -----------
Finance (18.1%)
  Liberty Life Association of Africa Ltd. ....................   SAFR           91,470     1,570,862         1.7
    INSURANCE-LIFE
  Cathay Life Insurance Co., Ltd. ............................   TWN           382,800     1,353,841         1.4
    INSURANCE-LIFE
  National Bank of Greece S.A. ...............................   GREC            8,845     1,257,732         1.3
    BANKS-MONEY CENTER
  Alpha Credit Bank ..........................................   GREC           14,955     1,195,922         1.3
    BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                                       F2

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Finance (Continued)
  Bank Hapoalim Ltd. .........................................   ISRL          642,510   $ 1,162,416         1.2
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- ......   MEX         1,007,400     1,046,986         1.1
    BANKS-MONEY CENTER
  Bank Leumi Le - Israel .....................................   ISRL          768,745       983,119         1.1
    BANKS-MONEY CENTER
  Turkiye Is Bankasi (Isbank) "C" ............................   TRKY       34,305,200       941,566         1.0
    BANKS-MONEY CENTER
  Uniao de Bancos Brasileiros S.A. (Unibanco): ...............   BRZL               --            --         1.0
    BANKS-MONEY CENTER
    Units{=} .................................................   --         16,569,429       543,841          --
    GDR{\/} ..................................................   --             21,670       379,225          --
  MISR International Bank - Reg S GDR{c} {\/} ................   EGPT           95,500       900,088         1.0
    BANKS-MONEY CENTER
  BIG Bank Gdanski S.A. - Reg S GDR{c} {\/} ..................   POL            46,000       740,600         0.8
    BANKS-REGIONAL
  Ergo Bank S.A. .............................................   GREC            7,170       637,220         0.7
    BANKS-REGIONAL
  Commercial Bank of Greece S.A. .............................   GREC            7,460       632,496         0.7
    BANKS-MONEY CENTER
  Yapi ve Kredi Bankasi AS ...................................   TRKY       48,631,340       549,115         0.6
    BANKS-REGIONAL
  Credicorp Ltd. - ADR{\/} ...................................   PERU           77,770       524,948         0.5
    BANKS-MONEY CENTER
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ....   ARG            28,226       481,606         0.5
    BANKS-MONEY CENTER
  Wafabank ...................................................   MOR             3,500       456,830         0.5
    BANKS-MONEY CENTER
  KREDYT BANK S.A. - Reg S GDR-/- {c} {\/} ...................   POL            22,010       439,100         0.5
    BANKS-MONEY CENTER
  Akbank T.A.S. ..............................................   TRKY       22,711,500       335,350         0.4
    BANKS-REGIONAL
  Banco Rio de La Plata S.A. - ADR{\/} .......................   ARG            32,100       288,900         0.3
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} .......   ARG            10,750       278,156         0.3
    REAL ESTATE
  National Development Bank ..................................   SLNKA          68,000        78,598         0.1
    BANKS-REGIONAL
  Kazkommertsbank Co. - GDR-/- {\/} ..........................   KAZ            12,610        69,986         0.1
    BANKS-REGIONAL
  Commercial International Bank ..............................   EGPT            4,200        33,723          --
    BANKS-MONEY CENTER
  State Bank of India Ltd. ...................................   IND             1,650         6,070          --
    BANKS-REGIONAL
  Housing Development Finance Corp. ..........................   IND                 5           264          --
    OTHER FINANCIAL
                                                                                         -----------
                                                                                          16,888,560
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Consumer Non-Durables (11.7%)
  Hindustan Lever Ltd. .......................................   IND            51,000   $ 1,932,695         2.1
    PERSONAL CARE/COSMETICS
  South African Breweries Ltd. ...............................   SAFR           92,963     1,809,369         1.9
    BEVERAGES - ALCOHOLIC
  Fomento Economico Mexicano, S.A. de C.V. - ADR{\/} .........   MEX            64,322     1,676,392         1.8
    BEVERAGES - NON-ALCOHOLIC
  ITC Ltd. ...................................................   IND            92,128     1,524,032         1.6
    TOBACCO
  Panamerican Beverages, Inc. "A"{\/} ........................   MEX            50,000     1,012,500         1.1
    BEVERAGES - NON-ALCOHOLIC
  A-Ahram Beverages Co., S.A.E.: .............................   EGPT               --            --         1.0
    BEVERAGES - ALCOHOLIC
    144A GDR{.} {\/} .........................................   --             21,235       595,642          --
    GDR{\/} ..................................................   --             11,000       308,550          --
  Compania Cervecerias Unidas S.A. - ADR{\/} .................   CHLE           36,546       657,828         0.7
    BEVERAGES - ALCOHOLIC
  Companhia de Tecidos Norte de Minas Preferred ..............   BRZL        5,002,000       578,702         0.6
    TEXTILES & APPAREL
  Companhia Cervejaria Brahma Preferred ......................   BRZL          663,129       311,328         0.3
    BEVERAGES - ALCOHOLIC
  Oriental Weavers "C" .......................................   EGPT           12,000       258,920         0.3
    TEXTILES & APPAREL
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ..................   POL             1,560       212,562         0.2
    BEVERAGES - ALCOHOLIC
  Truworths International Ltd. ...............................   SAFR           58,916        44,898         0.1
    TEXTILES & APPAREL
                                                                                         -----------
                                                                                          10,923,418
                                                                                         -----------
Energy (10.4%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred .............   BRZL       16,324,080     2,052,827         2.2
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} .....   BRZL           96,750     1,874,531         2.0
    ELECTRICAL & GAS UTILITIES
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} .........   HGRY           72,410     1,649,138         1.8
    GAS PRODUCTION & DISTRIBUTION
  Huaneng Power International, Inc. - ADR-/- {\/} ............   CHNA          110,068     1,513,435         1.6
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} .....................................   CHLE           44,268       924,095         1.0
    ELECTRICAL & GAS UTILITIES
  Companhia de Eletricidade do Estado da Bahia - COELBA ......   BRZL       15,100,000       481,053         0.5
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR{\/} ...................................   RUS           225,855       451,710         0.5
    OIL
  Eletropaulo Metropolitana Preferred ........................   BRZL        9,317,824       314,031         0.3
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. .....................   BRZL        2,158,561       267,830         0.3
    ELECTRICAL & GAS UTILITIES
  Empresa Bandeirante de Energia S.A.-/- .....................   BRZL        9,317,824        90,538         0.1
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                       F4

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (Continued)
  Companhia Brasileira de Petroleo Ipiranga S.A. Preferred ...   BRZL       14,418,000   $    77,360         0.1
    GAS
  Pakistan State Oil Co., Ltd. ...............................   PAK                65            64          --
    OIL
                                                                                         -----------
                                                                                           9,696,612
                                                                                         -----------
Materials/Basic Industry (9.1%)
  Suez Cement Co. - Reg S GDR{c} {\/} ........................   EGPT          109,535     1,615,641         1.7
    CEMENT
  Anglo American Platinum Corporation Ltd. ...................   SAFR           90,800     1,380,680         1.5
    METALS - NON-FERROUS
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ..........   CHLE           34,370     1,142,803         1.2
    CHEMICALS
  Cemex, S.A. de C.V.: .......................................   MEX                --            --         1.0
    CEMENT
    "CPO" ....................................................   --            349,153       832,880          --
    "A" ......................................................   --             43,400       104,387          --
  Companhia Vale do Rio Doce "A" Preferred ...................   BRZL           54,200       817,907         0.9
    METALS - STEEL
  Compania de Minas Buenaventura S.A. - ADR{\/} ..............   PERU           54,606       668,924         0.7
    GOLD
  Apasco, S.A. de C.V. "A" ...................................   MEX           147,781       541,215         0.6
    CEMENT
  Hindalco Industries Ltd.: ..................................   IND                --            --         0.4
    METALS - NON-FERROUS
    "GDR"{\/} ................................................   --             34,200       400,995          --
    Common ...................................................   --              1,802        21,790          --
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" ..............   MEX           537,100       288,140         0.3
    CEMENT
  Siderca S.A. "A" ...........................................   ARG           187,600       262,719         0.3
    METALS - STEEL
  Makhteshim-Agan Industries Ltd.-/- .........................   ISRL          142,780       253,624         0.3
    CHEMICALS
  Engro Chemicals Pakistan Ltd. ..............................   PAK            72,711        67,027         0.1
    CHEMICALS
  Nan Ya Plastics Corp.-/- ...................................   TWN            43,350        54,899         0.1
    PLASTICS & RUBBER
  Associated Cement Cos., Ltd. ...............................   IND                16           356          --
    CEMENT
  Dewan Salman Fibre Ltd.-/- .................................   PAK                 4             1          --
    CHEMICALS
                                                                                         -----------
                                                                                           8,453,988
                                                                                         -----------
Multi-Industry/Miscellaneous (7.3%)
  Grupo Carso, S.A. de C.V. "A1" .............................   MEX           664,600     2,302,385         2.5
    MULTI-INDUSTRY
  Rembrandt Group Ltd. .......................................   SAFR          228,160     1,522,427         1.6
    CONGLOMERATE
  Haci Omer Sabanci Holding AS ...............................   TRKY       57,726,250       872,422         0.9
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                                       F5

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Multi-Industry/Miscellaneous (Continued)
  China Development Corp. ....................................   TWN           380,700   $   752,581         0.8
    CONGLOMERATE
  Koor Industries Ltd. - ADR{\/} .............................   ISRL           31,615       511,768         0.6
    CONGLOMERATE
  Central Asia Regional Growth Fund(::) -/- {\/} .............   IRE           156,000       468,000         0.5
    COUNTRY FUNDS
  Koc Holding AS .............................................   TRKY        3,488,650       321,194         0.3
    CONGLOMERATE
  Romanian Growth Fund-/- {\/} ...............................   ROM            75,800        94,750         0.1
    COUNTRY FUNDS
  John Keells Holdings Ltd. ..................................   SLNKA           3,800        10,768          --
    CONGLOMERATE
  KEC International Ltd.-/- ..................................   IND               200           113          --
    MISCELLANEOUS
                                                                                         -----------
                                                                                           6,856,408
                                                                                         -----------
Technology (5.0%)
  Taiwan Semiconductor Manufacturing Co.-/- ..................   TWN           667,450     1,350,362         1.4
    SEMICONDUCTORS
  Asustek Computer Inc. - Reg S GDR-/- {c} {\/} ..............   TWN           127,997       982,377         1.1
    COMPUTERS & PERIPHERALS
  Hon Hai Precision Industry .................................   TWN           141,960       684,039         0.7
    COMPUTERS & PERIPHERALS
  Compal Electronics, Inc.-/- ................................   TWN           212,000       661,375         0.7
    COMPUTERS & PERIPHERALS
  Delta Electronics, Inc. ....................................   TWN           196,800       568,364         0.6
    COMPUTERS & PERIPHERALS
  Formula Systems Ltd.-/- ....................................   ISRL           21,505       460,212         0.5
    SOFTWARE
                                                                                         -----------
                                                                                           4,706,729
                                                                                         -----------
Capital Goods (3.6%)
  MISR Elgadida for Housing and Reconstruction ...............   EGPT           20,165     1,844,170         2.0
    CONSTRUCTION
  NASR (El) City Company For Housing & Construction ..........   EGPT           27,170       842,865         0.9
    CONSTRUCTION
  Corporacion GEO, S.A. de C.V. "B"-/- .......................   MEX           214,600       371,721         0.4
    CONSTRUCTION
  Arabian International Construction-/- ......................   EGPT           41,822       303,927         0.3
    CONSTRUCTION
                                                                                         -----------
                                                                                           3,362,683
                                                                                         -----------
Health Care (2.2%)
  Teva Pharmaceutical Industries Ltd. ........................   ISRL           29,600     1,166,886         1.3
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. ..................................   IND            75,000       885,195         0.9
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                         -----------
                                                                                           2,052,081
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                       F6

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Consumer Durables (0.3%)
  Qingling Motors Co., Ltd.{*} ...............................   CHNA        1,475,000   $   272,355         0.3
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd. ..................   IND               100           267          --
    AUTOMOBILES
                                                                                         -----------
                                                                                             272,622
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $113,133,206) .................                            83,861,449        89.8
                                                                                         -----------       -----

                                                                             NO. OF         VALUE        % OF NET
WARRANTS                                                        COUNTRY     WARRANTS      (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
  Merrill Lynch - Kospi 200 Call Warrants, due 9/9/99.
   Performance linked to
   equity securities. Redemption amount 100% of the final
   closing price of the
   Korean Kospi 200 Index converted to the prevailing foreign
   exchange rate. (cost $2,596,012)  .........................   US            796,274     2,675,640         2.8
                                                                                         -----------       -----
    INVESTMENT MANAGEMENT

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $9,170,000 U.S. Treasury Notes, 5.75% due
   9/30/99 (market value of collateral is $9,328,082,
   including accrued interest). (cost $9,141,000) ............                             9,141,000         9.8
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $124,870,218)  * .....................                            95,678,089       102.4
Other Assets and Liabilities .................................                            (2,275,508)       (2.4)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $93,402,581       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
        {*}  Denominated in Hong Kong Dollars.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       {\/}  U.S. currency denominated.
        {c}  Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {=}  Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
       (::) Valued in good faith at fair value usingprocedures approved by the Board of Trustees (See Note 1 of Notes to Financial Statements).
          * For Federal income tax purposes, cost is $125,339,599 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   3,991,003
                 Unrealized depreciation:           (33,652,513)
                                                  -------------
                 Net unrealized depreciation:     $ (29,661,510)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F7

                                October 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME
                                                       &         SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    3.9                                   3.9
Brazil (BRZL/BRL) ....................   15.3                                  15.3
Chile (CHLE/CLP) .....................    2.9                                   2.9
China (CHNA/RMB) .....................    1.9                                   1.9
Egypt (EGPT/EGP) .....................    7.2                                   7.2
Greece (GREC/GRD) ....................    6.1                                   6.1
Hungary (HGRY/HUF) ...................    3.8                                   3.8
India (IND/INR) ......................    6.3                                   6.3
Ireland (IRE/IEP) ....................    0.5                                   0.5
Israel (ISRL/ILS) ....................    5.6                                   5.6
Kazakhstan (KAZ/KTS) .................    0.1                                   0.1
Mexico (MEX/MXN) .....................   13.9                                  13.9
Morocco (MOR/MAD) ....................    0.9                                   0.9
Pakistan (PAK/PKR) ...................    0.1                                   0.1
Peru (PERU/PES) ......................    2.3                                   2.3
Poland (POL/PLZ) .....................    1.5                                   1.5
Romania (ROM/ROL) ....................    0.1                                   0.1
Russia (RUS/SUR) .....................    0.5                                   0.5
South Africa (SAFR/ZAR) ..............    6.8                                   6.8
Sri Lanka (SLNKA/LKR) ................    0.1                                   0.1
Taiwan (TWN/TWD) .....................    6.8                                   6.8
Turkey (TRKY/TRL) ....................    3.2                                   3.2
United States (US/USD) ...............                2.8            7.4       10.2
                                        ------      -----          -----      -----
Total  ...............................   89.8         2.8            7.4      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $93,402,581.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $124,870,218) (Note 1)..........................  $ 95,678,089
  U.S. currency..................................................................  $     827
  Foreign currencies (cost $1,251,796)...........................................  1,235,418     1,236,245
                                                                                   ---------
  Receivable for Fund shares sold...........................................................       413,554
  Dividends and dividend withholding tax reclaims receivable................................       320,223
  Receivable for securities sold............................................................        66,130
  Interest receivable.......................................................................         2,692
                                                                                              ------------
    Total assets............................................................................    97,716,933
                                                                                              ------------
Liabilities:
  Payable for securities purchased..........................................................     3,143,073
  Payable for investment management and administration fees (Note 2)........................       394,425
  Payable for Fund shares repurchased.......................................................       288,586
  Payable for service and distribution expenses (Note 2)....................................       147,714
  Payable for transfer agent fees (Note 2)..................................................       136,937
  Payable for printing and postage expenses.................................................       102,809
  Payable for professional fees.............................................................        43,949
  Payable for registration and filing fees..................................................        24,709
  Payable for custodian fees................................................................         8,199
  Payable for fund accounting fees (Note 2).................................................         4,847
  Payable for Trustees' fees and expenses (Note 2)..........................................         4,101
  Other accrued expenses....................................................................        15,003
                                                                                              ------------
    Total liabilities.......................................................................     4,314,352
                                                                                              ------------
Net assets..................................................................................  $ 93,402,581
                                                                                              ------------
                                                                                              ------------
Class A:
Net asset value and redemption price per share ($43,925,435 DIVIDED BY 5,964,824 shares
 outstanding)...............................................................................  $       7.36
                                                                                              ------------
                                                                                              ------------
Maximum offering price per share (100/95.25 of $7.36) *.....................................  $       7.73
                                                                                              ------------
                                                                                              ------------
Class B:+
Net asset value and offering price per share ($49,439,410 DIVIDED BY 6,894,258 shares
 outstanding)...............................................................................  $       7.17
                                                                                              ------------
                                                                                              ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($37,736 DIVIDED
 BY 5,067 shares outstanding)...............................................................  $       7.45
                                                                                              ------------
                                                                                              ------------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $206,291,653
  Accumulated net realized loss on investments and foreign currency transactions............   (83,677,566)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................       (19,377)
  Net unrealized depreciation of investments................................................   (29,192,129)
                                                                                              ------------
Total -- representing net assets applicable to capital shares outstanding...................  $ 93,402,581
                                                                                              ------------
                                                                                              ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $336,014)...............................  $  4,700,768
  Interest income............................................................................       250,454
  Securities lending income..................................................................       186,080
                                                                                               ------------
    Total investment income..................................................................     5,137,302
                                                                                               ------------
Expenses:
  Investment management and administration fees (Note 2).....................................     1,660,548
  Service and distribution expenses:(Note 2)
    Class A....................................................................  $    406,198
    Class B....................................................................       871,360     1,277,558
                                                                                 ------------
  Transfer agent fees (Note 2)...............................................................     1,069,500
  Interest expense (Note 1)..................................................................       447,556
  Printing and postage expenses..............................................................       219,000
  Custodian fees.............................................................................       160,000
  Professional fees..........................................................................       122,310
  Registration and filing fees...............................................................        74,900
  Fund accounting fees (Note 2)..............................................................        45,603
  Trustees' fees and expenses (Note 2).......................................................        13,870
  Other expenses (Note 1)....................................................................        10,950
                                                                                               ------------
    Total expenses before reductions.........................................................     5,101,795
                                                                                               ------------
      Expenses reimbursed by A I M Advisors, Inc.............................................      (821,992)
      Expense reductions (Note 5)............................................................       (39,255)
                                                                                               ------------
    Total net expenses.......................................................................     4,240,548
                                                                                               ------------
Net investment income........................................................................       896,754
                                                                                               ------------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments.............................................   (72,668,661)
  Net realized loss on foreign currency transactions...........................    (2,512,849)
                                                                                 ------------
    Net realized loss during the year........................................................   (75,181,510)
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................       601,285
  Net change in unrealized depreciation of investments.........................     5,031,551
                                                                                 ------------
    Net unrealized appreciation during the year..............................................     5,632,836
                                                                                               ------------
Net realized and unrealized loss on investments and foreign currencies.......................   (69,548,674)
                                                                                               ------------
Net decrease in net assets resulting from operations.........................................  $(68,651,920)
                                                                                               ------------
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                                      F10

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                 YEAR ENDED         YEAR ENDED
                                                                              OCTOBER 31, 1998   OCTOBER 31, 1997
                                                                              ----------------   ----------------
Decrease in net assets
Operations:
  Net investment income (loss)..............................................   $       896,754    $    (1,050,632)
  Net realized gain (loss) on investments and foreign currency
   transactions.............................................................       (75,181,510)        26,113,895
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies.............................           601,285           (282,179)
  Net change in unrealized appreciation (depreciation) of investments.......         5,031,551        (52,070,476)
                                                                              ----------------   ----------------
    Net decrease in net assets resulting from operations....................       (68,651,920)       (27,289,392)
                                                                              ----------------   ----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income................................................                --            (37,319)
  In excess of net investment income........................................                --           (104,807)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income................................................                --             (4,161)
  In excess of net investment income........................................                --            (11,686)
                                                                              ----------------   ----------------
    Total distributions.....................................................                --           (157,973)
                                                                              ----------------   ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........................       483,750,036      1,140,272,411
  Decrease from capital shares repurchased..................................      (564,596,584)    (1,314,030,266)
                                                                              ----------------   ----------------
    Net decrease from capital share transactions............................       (80,846,548)      (173,757,855)
                                                                              ----------------   ----------------
Total decrease in net assets................................................      (149,498,468)      (201,205,220)
Net assets:
  Beginning of year.........................................................       242,901,049        444,106,269
                                                                              ----------------   ----------------
  End of year *.............................................................   $    93,402,581    $   242,901,049
                                                                              ----------------   ----------------
                                                                              ----------------   ----------------
 * Includes undistributed net investment income of..........................   $            --    $            --
                                                                              ----------------   ----------------
                                                                              ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.

                                      F11

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (D)    1997 (D)    1996 (D)    1995 (D)      1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.20   $   14.26   $   13.85   $   18.81   $   14.42
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.08*         --        0.11        0.13       (0.02)
  Net realized and unrealized gain
   (loss) on investments................      (4.92)      (2.05)       0.30       (4.32)       4.68
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (4.84)      (2.05)       0.41       (4.19)       4.66
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --          --       (0.01)
  From net realized gain on
   investments..........................         --          --          --       (0.77)      (0.26)
  In excess of net investment income....         --       (0.01)         --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................         --       (0.01)         --       (0.77)      (0.27)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    7.36   $   12.20   $   14.26   $   13.85   $   18.81
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (39.62)%    (14.45)%      2.96%     (23.04)%     32.58%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  43,925   $ 113,319   $ 224,964   $ 252,457   $ 417,322
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       0.78%      (0.01)%      0.76%       0.89%      (0.11)%
  Without expense reductions and
   reimbursement........................       0.27%      (0.09)%      0.64%       0.87%        N/A
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       1.97%       2.10%       1.96%       2.12%       2.06%
  Without expense reductions and
   reimbursement........................       2.48%       2.18%       2.08%       2.14%        N/A
Ratio of interest expense to average net
 assets++...............................       0.26%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............        114%        150%        104%        114%        100%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment income per share would have been reduced by $0.05 for Class A, B, and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F12

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (D)    1997 (D)    1996 (D)    1995 (D)      1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   11.94   $   14.02   $   13.68   $   18.68   $   14.39
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.02*      (0.08)       0.04        0.06       (0.12)
  Net realized and unrealized gain
   (loss) on investments................      (4.79)      (2.00)       0.30       (4.29)       4.67
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (4.77)      (2.08)       0.34       (4.23)       4.55
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --          --          --
  From net realized gain on
   investments..........................         --          --          --       (0.77)      (0.26)
  In excess of net investment income....         --          --          --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................         --          --          --       (0.77)      (0.26)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    7.17   $   11.94   $   14.02   $   13.68   $   18.68
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (39.90)%    (14.91)%      2.49%     (23.37)%     31.77%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  49,439   $ 127,658   $ 216,004   $ 225,861   $ 291,289
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       0.28%      (0.51)%      0.26%       0.39%      (0.61)%
  Without expense reductions and
   reimbursement........................      (0.23)%     (0.59)%      0.14%       0.37%        N/A
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       2.47%       2.60%       2.46%       2.62%       2.56%
  Without expense reductions and
   reimbursement........................       2.98%       2.68%       2.58%       2.64%        N/A
Ratio of interest expense to average net
 assets++...............................       0.26%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............        114%        150%        104%        114%        100%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment income per share would have been reduced by $0.05 for Class A, B, and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F13

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                          ADVISOR CLASS+
                                          -----------------------------------------------
                                                                                JUNE 1,
                                                      YEAR ENDED                 1995
                                                     OCTOBER 31,                  TO
                                          ----------------------------------  OCTOBER 31,
                                           1998 (D)    1997 (D)    1996 (D)      1995
                                          ----------  ----------  ----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.27   $   14.38   $   13.88    $   14.71
                                          ----------  ----------  ----------  -----------
Income from investment operations:
  Net investment income (loss)..........       0.13*       0.05        0.18         0.08
  Net realized and unrealized gain
   (loss) on investments................      (4.95)      (2.05)       0.32        (0.91)
                                          ----------  ----------  ----------  -----------
    Net increase (decrease) from
     investment operations..............      (4.82)      (2.00)       0.50        (0.83)
                                          ----------  ----------  ----------  -----------
Distributions to shareholders:
  From net investment income............         --       (0.03)         --           --
  From net realized gain on
   investments..........................         --          --          --           --
  In excess of net investment income....         --       (0.08)         --           --
                                          ----------  ----------  ----------  -----------
    Total distributions.................         --       (0.11)         --           --
                                          ----------  ----------  ----------  -----------
Net asset value, end of period..........  $    7.45   $   12.27   $   14.38    $   13.88
                                          ----------  ----------  ----------  -----------
                                          ----------  ----------  ----------  -----------

Total investment return (c).............     (39.23)%    (14.05)%      3.60%       (5.71)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $      38   $   1,924   $   3,139    $   1,675
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       1.28%       0.49%       1.26%        1.39%(a)
  Without expense reductions and
   reimbursement........................       0.77%       0.41%       1.14%        1.37%(a)
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions and
   reimbursement (Notes 2 & 5)..........       1.47%       1.60%       1.46%        1.62%(a)
  Without expense reductions and
   reimbursement........................       1.98%       1.68%       1.58%        1.64%(a)
Ratio of interest expense to average net
 assets++...............................       0.26%        N/A         N/A          N/A
Portfolio turnover rate++...............        114%        150%        104%         114%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment income per share would have been reduced by $0.05 for Class A, B, and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F14

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Emerging Markets Fund (the "Fund"), formerly GT Global Emerging Markets Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract

                                      F15
fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of approximately $12,179,747 were on loan to brokers. The loans were secured by cash collateral of $12,442,778 received by the Fund. For the year ended October 31, 1998, the Fund received fees of $186,080.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. The cash collateral is invested in a securities lending trust which consists

                                      F16
of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $83,208,185, of which $5,742,880 expires in 2003, $4,421,874 expires in 2004, and $73,043,431 expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $9,465,579, with a weighted average interest rate of 6.30%. Interest expense for the Fund for the year ended October 31, 1998 was $428,894. Other interest expense charges amounted to $18,662.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-advisor and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, is the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $6,628 and $9,517, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $0 and $1,590, respectively. AIM Distributors also makes ongoing shareholder

                                      F17
servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $163,704 and $623,588, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00% 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of

                                      F18

$5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $192,075,345 and $285,778,997, respectively. For the year ended October 31, 1998, there were no purchases or sales of U.S. government obligations.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trusts were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trusts and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                 YEAR ENDED OCTOBER 31, 1998  YEAR ENDED OCTOBER 31, 1997
                                                                 ---------------------------  ---------------------------
CLASS A                                                             SHARES        AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------  ------------  -------------  ------------  -------------
Shares sold....................................................    34,143,237  $ 357,364,219    57,294,454  $ 859,844,827
Shares issued in connection with reinvestment of
  distributions................................................            --             --         8,654        123,333
                                                                 ------------  -------------  ------------  -------------
                                                                   34,143,237    357,364,219    57,303,108    859,968,160
Shares repurchased.............................................   (37,470,268)  (396,532,594)  (63,783,507)  (962,241,730)
                                                                 ------------  -------------  ------------  -------------
Net decrease...................................................    (3,327,031) $ (39,168,375)   (6,480,399) $(102,273,570)
                                                                 ------------  -------------  ------------  -------------
                                                                 ------------  -------------  ------------  -------------


CLASS B
---------------------------------------------------------------
Shares sold....................................................     7,002,516  $  75,225,005    16,394,355  $ 245,887,976
Shares repurchased.............................................   (10,803,195)  (116,402,011)  (21,109,926)  (316,251,415)
                                                                 ------------  -------------  ------------  -------------
Net decrease...................................................    (3,800,679) $ (41,177,006)   (4,715,571) $ (70,363,439)
                                                                 ------------  -------------  ------------  -------------
                                                                 ------------  -------------  ------------  -------------
ADVISOR CLASS
---------------------------------------------------------------
Shares sold....................................................     4,672,316  $  51,160,812     2,213,447  $  34,400,471
Shares issued in connection with reinvestment of
  distributions................................................            --             --         1,106         15,804
                                                                 ------------  -------------  ------------  -------------
                                                                    4,672,316     51,160,812     2,214,553     34,416,275
Shares repurchased.............................................    (4,824,080)   (51,661,979)   (2,275,943)   (35,537,121)
                                                                 ------------  -------------  ------------  -------------
Net decrease...................................................      (151,764) $    (501,167)      (61,390) $  (1,120,846)
                                                                 ------------  -------------  ------------  -------------
                                                                 ------------  -------------  ------------  -------------

                                      F19

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $39,255 under these arrangements.

6. ADDITIONAL INFORMATION
The Board of Trustees of AIM Investment Funds unanimously approved, on September 23, 1998, a Plan of Reorganization and Termination ("Plan") pursuant to which the Fund would transfer substantially all of its assets to AIM Developing Markets Fund ("Developing Markets Fund"). As a result of the transaction, shareholders of the Fund would receive shares of Developing Markets Fund in exchange for their shares of the Fund, and the Fund would cease operations. While Developing Markets Fund may invest more extensively in debt securities (up to 50% of its assets) than the Fund, like the Fund, Developing Markets Fund invests primarily in securities of issuers located in emerging markets.

The Plan requires the approval of the Fund's shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in February 1999. If the Plan is approved by shareholders of the Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective before the end of February 1999.

7. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc. now known as AIM Investment Funds (the "Trust") was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William
    J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P. now known as PricewaterhouseCoopers LLP as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

           TRUSTEE/MATTER
           ---------------------------------------------------------------------------------------------------
(1)        C. Derek Anderson..................................................................................
           Frank S. Bayley....................................................................................
           William J. Guilfoyle...............................................................................
           Arthur C. Patterson................................................................................
           Ruth H. Quigley....................................................................................
(2)(a)     Approval of investment management and administration contract......................................
(2)(b)     Approval of sub-advisory and sub-administration contract...........................................
(3)        Approval of replacement Rule 12b-1 plans of distribution
           CLASS A............................................................................................
           CLASS B............................................................................................
(4)        Approval of changes to the fundamental investment restrictions.....................................
(5)        Approval of an agreement and plan of conversion and termination with respect to the Trust (approval at a Special Meeting held on June 22, 1998).......................................................
(6)        Ratification of the selection of Coopers and Lybrand L.L.P. as the Trust's Independent Public
            Accountants.......................................................................................

                                        VOTES              WITHHELD/
                 VOTES FOR             AGAINST            ABSTENTIONS
           ---------------------  ------------------  --------------------
(1)               [ 8,468,683              N/A            769,317
                    8,474,357              N/A            763,643
                    8,474,965              N/A            763,035
                    8,474,965              N/A            763,035
                    8,475,851              N/A            762,149
(2)(a)              6,334,458          225,808            619,486
(2)(b)              6,254,819          256,680            668,254
(3)
                    4,005,218          147,786            334,721
                    4,115,707          138,886            377,670
(4)                 6,229,144          258,969            691,640
(5)
                  190,027,469        6,362,084         19,815,262
(6)
                    8,598,703          118,975            520,321 ]

                                      F20

                                                             TRUSTEES & OFFICERS


BOARD OF TRUSTEES                         OFFICERS                                 OFFICE OF THE FUND

C. Derek Anderson                         Robert H. Graham                         11 Greenway Plaza
President, Plantagenet Capital            Chairman and President                   Suite 100
Management, LLC (an investment                                                     Houston, TX 77046
partnership); Chief Executive Officer,    John J. Arthur
Plantagenet Holdings, Ltd.                Vice President                           INVESTMENT MANAGER
(an investment banking firm)
                                          Helge K. Lee                             A I M Advisors, Inc.
Frank S. Bayley                           Vice President & Secretary               11 Greenway Plaza
Partner, law firm of                                                               Suite 100
Baker & McKenzie                          Dana R. Sutton                           Houston, TX 77046
                                          Vice President and Assistant Treasurer
Robert H. Graham                                                                   SUB-ADVISOR
President and Chief Executive Officer,    Kenneth W. Chancey
A I M Management Group Inc.               Vice President and Principal             INVESCO (NY), Inc.
                                          Accounting Officer                       50 California Street, 27th Floor
Arthur C. Patterson                                                                San Francisco, CA 94111
Managing Partner, Accel Partners          Melville B. Cox
(a venture capital firm)                  Vice President                           TRANSFER AGENT

Ruth H. Quigley                           Gary T. Crum                             A I M Fund Services, Inc.
Private Investor                          Vice President                           P.O. Box 4739
                                                                                   Houston, TX 77210-4739
                                          Carol F. Relihan
                                          Vice President                           CUSTODIAN

                                          Kenneth Chancey                          State Street Bank and Trust Company
                                          Principal Accounting Officer             225 Franklin Street
                                                                                   Boston, MA 02110
                                          David P. Hess
                                          Assistant Secretary                      COUNSEL TO THE FUND

                                          Nancy L. Martin                          Kirkpatrick & Lockhart, LLP
                                          Assistant Secretary                      1800 Massachusetts Avenue, N.W.
                                                                                   Washington, D.C. 20036-1800
                                          Ofelia M. Mayo
                                          Assistant Secretary                      COUNSEL TO THE TRUSTEES

                                          Michael A. Silver                        Paul, Hastings, Janofsky & Walker LL
                                          Assistant Secretary                      Twenty Third Floor
                                                                                   555 South Flower Street
                                          Kathleen J. Pflueger                     Los Angeles, CA 90071
                                          Assistant Secretary
                                                                                   DISTRIBUTOR
                                          Samuel D. Sirko
                                          Assistant Secretary                      A I M Distributors, Inc.
                                                                                   11 Greenway Plaza
                                          Pamela Ruddock                           Suite 100
                                          Assistant Treasurer                      Houston, TX 77046

                                          Paul Wozniak                             AUDITORS
                                          Assistant Treasurer
                                                                                   PricewaterhouseCoopers LLP
                                                                                   One Post Office Square
                                                                                   Boston, MA 02109

The AIM Family of Funds--Registered Trademark--

GROWTH FUNDS                                     INTERNATIONAL GROWTH FUNDS
AIM Aggressive Growth Fund(1)                    AIM Advisor International Value Fund
AIM Blue Chip Fund                               AIM Asian Growth Fund
AIM Capital Development Fund                     AIM Developing Markets Fund(2)
AIM Constellation Fund                           AIM Emerging Markets Fund(2)
AIM Mid Cap Equity Fund(2), (A)                  AIM Europe Growth Fund(2)
AIM Select Growth Fund(3)                        AIM European Development Fund
AIM Small Cap Growth Fund(2), (B)                AIM International Equity Fund
AIM Small Cap Opportunities Fund                 AIM International Growth Fund(2)
AIM Value Fund                                   AIM Japan Growth Fund(2)
AIM Weingarten Fund                              AIM Latin American Growth Fund(2)
                                                 AIM New Pacific Growth Fund(2)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                            GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund                 AIM Global Aggressive Growth Fund
AIM Advisor MultiFlex Fund                       AIM Global Growth Fund
AIM Advisor Real Estate Fund                     AIM Worldwide Growth Fund(2)
AIM Balanced Fund
AIM Basic Value Fund(2), (C)                     GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                                 AIM Global Growth & Income Fund(2)
                                                 AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                        GLOBAL INCOME FUNDS
AIM High Yield Fund                              AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                           AIM Global Government Income Fund(2)
AIM Income Fund                                  AIM Global Income Fund
AIM Intermediate Government Fund                 AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                                 THEME FUNDS
TAX-FREE INCOME FUNDS                            AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund                   AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                          AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut          AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund                   AIM Global Resources Fund(2)
                                                 AIM Global Telecommunications Fund(2)
MONEY MARKET FUNDS                               AIM Global Trends Fund(2), (E)
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed
AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.




A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $91 billion in assets for more than 5.5 million shareholders, including individual investors, corporate clients, and financial institutions, as of September 30, 1998.
   The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the 11th-largest mutual fund complex in the U.S. in assets under management, according to Strategic
Insight, an independent mutual fund monitor.

                                                                    APPENDIX IV

                               PRO FORMA SCHEDULE
                                 OF INVESTMENTS
                                October 31, 1998

        SHARE AMOUNTS                                                                                VALUE
 DEVELOPING      EMERGING      COMBINING                                                  DEVELOPING       EMERGING        VALUE
  MARKETS        MARKETS       PRO FORMA              SECURITY                              MARKETS        MARKETS       PRO FORMA
----------------------------------------------------------------------------------------------------------------------------------
                                               Equity Investments (84.6%)
                                               Services (21.2%)
     49,291        59,262        108,553       Telecomunicacoes Brasileiras S.A
                                                 (Telebras)
                                                 Preferred - ADR                          3,743,034       4,500,208      8,243,242
                                                 Telephone Networks
     50,583        48,027         98,610       Telefonos de Mexico, S.A. de C.V.
                                                  "L" - ADR                               2,671,415       2,536,426      5,207,841
                                                  Telephone Networks
     74,322        57,266        131,588       Hellenic Telecommunication Organi-
                                                 zation S.A. (OTE)                        1,690,938       1,302,888      2,993,826
                                                   Telephone Networks
     59,100        67,990        127,090       Magyar Tavkozlesi Rt. - ADR                1,588,313       1,827,231      3,415,544
                                                   Telephone Networks
     80,900        81,400        162,300       Telefonica del Peru S.A. - ADR             1,051,700       1,058,200      2,109,900
                                                   Telephone Networks
    748,662       995,730      1,744,392       Cifra, S.A. de C.V. " V"                   1,015,210       1,350,243      2,365,453
                                                   Retailers-Other
     27,528        30,983         58,511       Telefonica de Argentina S.A. - ADR           910,145       1,024,375      1,934,520
                                                   Telephone Networks
                                               Telecomunicacoes de Sao Paulo S.A.
                                                 (TELESP):
                                                 Telephone - Regional/Local
  7,001,000    10,859,000     17,860,000         Common                                     760,144       1,179,032      1,939,176
    150,157       185,406        335,563         Preferred                                   25,177          31,088         56,265
     26,700        35,100         61,800       Grupo Televisa, S.A. de C.V. - GDR           724,238         952,088      1,676,326
                                                 Broadcasting & Publishing
     24,976        24,829         49,805       STET Hellas Telecommunications
                                                 S.A. - ADR                                 655,620         651,761      1,307,381
                                                 Wireless Communications
                                               Mahanagar Telephone Nigam Ltd.
                                                 Telecom - Other
         --        43,300         43,300         GDR                                             --        465,475         465,475
    143,500        84,400        227,900         Common                                     620,816        365,135         985,951
  7,132,127    10,607,155     17,739,282       Companhia de Saneamento Basico do
                                                 Estado de Sao Paulo - SABESP               574,014        853,695       1,427,709
                                                 Business & Public Services
     37,000        37,000         74,000       Videsh Sanchar Nigam Ltd. - Reg S GDR        388,500        388,500         777,000
                                                 Telecom - Other
     15,500        27,900         43,400       Nortel Inversora S.A. - ADR                  344,875        620,775         965,650
                                                 Telephone Networks
     10,300        19,400         29,700       Telecom Argentina S.A. - ADR                 332,175        625,650         957,825
                                                 Telephone Networks
      2,320         2,809          5,129       ONA (Omnium Nord Africain) S.A. "A"          301,551        365,111         666,662
                                                 Business & Public Services
     86,900       108,700        195,600       Bezeq Israeli Telecommunication
                                                 Corporation Ltd.                           249,999        312,714         562,713
                                                 Telephone Networks
     14,898        18,591         33,489       Blue Square Chain Investments &
                                                 Properties Ltd.                            190,525        237,753         428,278
                                                 Retailers-Food
         50            --             50       Indian Hotels Co., Ltd.                          484             --             484
                                                 Leisure & Tourism
                                                                                         -----------------------------------------
                                                                                         17,838,873     20,648,348      38,487,221
                                                                                         -----------------------------------------
                                               Finance (16.6%)
     88,250        91,470        179,720       Liberty Life Association of Africa Ltd.    1,515,564       1,570,862      3,086,426
                                                 Insurance-Life
    301,200       382,800        684,000       Cathay Life Insurance Co., Ltd.            1,065,248       1,353,841      2,419,089
                                                 Insurance-Life
      6,520         8,845         15,365       National Bank of Greece S.A.                 927,124       1,257,732      2,184,856
                                                 Banks-Money Center
     11,255        14,955         26,210       Alpha Credit Bank                            900,040       1,195,922      2,095,962
                                                 Banks-Regional
                                               Uniao de Bancos Brasileiros S.A.
                                                 (Unibanco):
                                                 Banks-Money Center
 14,649,042    16,569,429     31,218,471       Units                                        480,810         543,841      1,024,651
     18,510        21,670         40,180       GDR                                          323,925         379,225        703,150
    440,500       642,510      1,083,010       Bank Hapoalim Ltd.                           796,944       1,162,416      1,959,360
                                                 Banks-Money Center
    691,100     1,007,400      1,698,500       Grupo Financiero Banamex Accival,
                                                 S.A. de C.V. "B"                           718,257       1,046,986      1,765,243
                                                 Banks-Money Center
     43,000        46,000         89,000       BIG Bank Gdanski S.A. - Reg S GDR            692,300         740,600      1,432,900
                                                 Banks-Regional
    519,768       768,745      1,288,513       Bank Leumi Le - Israel                       664,712         983,119      1,647,831
                                                 Banks-Money Center
     69,400        95,500        164,900       MISR International Bank - Reg S GDR          654,095         900,088      1,554,183
                                                 Banks-Money Center
 23,068,549    34,305,200     57,373,749       Turkiye Is Bankasi (Isbank) "C"              633,157         941,566      1,574,723
                                                 Banks-Money Center
     28,872        28,266         57,138       Banco de Galicia y Buenos Aires, S.A.
                                                 de C.V. - ADR                              492,629         481,606        974,235
                                                 Banks-Money Center
      5,800         7,460         13,260       Commercial Bank of Greece S.A.               491,753         632,496      1,124,249
                                                 Banks-Money Center
      5,360         7,170         12,530       Ergo Bank S.A.                               476,360         637,220      1,113,580
                                                 Banks-Regional
 41,379,593    48,631,340     90,010,933       Yapi ve Kredi Bankasi AS                     467,233         549,115      1,016,348
                                                 Banks-Regional
     56,220        77,770        133,990       Credicorp Ltd. - ADR                         379,485         524,948        904,433
                                                 Banks-Money Center
      2,900         3,500          6,400       Wafabank                                     378,516         456,830        835,346
                                                 Banks-Money Center
     14,680        22,010         36,690       KREDYT BANK S.A. - Reg S GDR                 292,866         439,100        731,966
                                                 Banks-Money Center
 19,162,500    22,711,500     41,874,000       Akbank T.A.S.                                282,947         335,350        618,297
                                                 Banks-Regional
     26,900        32,100         59,000       Banco Rio de La Plata S.A. - ADR             242,100         288,900        531,000
                                                 Banks-Money Center

        SHARE AMOUNTS                                                                                VALUE
 DEVELOPING      EMERGING      COMBINING                                                  DEVELOPING       EMERGING        VALUE
  MARKETS        MARKETS       PRO FORMA                SECURITY                           MARKETS         MARKETS       PRO FORMA
----------------------------------------------------------------------------------------------------------------------------------
      9,000        10,750         19,750       Inversiones y Representaciones S.A.
                                                 (IRSA) - GDR                               232,875         278,156        511,031
                                                 Real Estate
     70,000        68,000        138,000       National Development Bank                     80,910          78,598        159,508
                                                 Banks-Regional
     12,700        12,610         25,310       Kazkommertsbank Co. - GDR                     70,485          69,986        140,471
                                                 Banks-Regional
         --         4,200          4,200       Commercial National Bank                          --          33,723         33,723
                                                 Banks-Money Center
      3,000         1,650          4,650       State Bank of India Ltd.                      11,035           6,070         17,105
                                                 Banks-Money Center
         --             5              5       Housing Development Finance Corp.                 --             264            264
                                                 Other Financial
                                                                                         -----------------------------------------
                                                                                         13,271,370      16,888,560     30,159,930
                                                                                         -----------------------------------------
                                               Energy (10%)
 16,207,398    16,324,080     32,531,478       Petroleo Brasileiro S.A. (Petrobras)
                                                 Preferred                                2,038,154       2,052,827      4,090,981
                                                 Oil
     97,731        96,750        194,481       Companhia Energetica de Minas Gerais
                                                 (CEMIG) - ADR                            1,893,538       1,874,531      3,768,069
                                                 Electrical & Gas Utilities
     68,330        72,410        140,740       MOL Magyar Olaj-es Gazipari RT -
                                                 Reg S GDR                                1,556,216       1,649,138      3,205,354
                                                 Gas Production & Distribution
     70,958       110,068        181,026       Huaneng Power International, Inc. - ADR      975,673       1,513,435      2,489,108
                                                 Electrical & Gas Utilities
     30,728        44,268         74,996       Enersis S.A. - ADR                           641,447         924,095      1,565,542
                                                 Electrical & Gas Utilities
 12,500,000    15,100,000     27,600,000       Companhia de Eletricidade do
                                                 Estado da Bahia - COELBA                   398,223         481,053        879,276
                                                 Electrical & Gas Utilities
    163,020       225,855        388,875       Surgutneftegaz - ADR                         326,040         451,710        777,750
                                                 Oil
  7,843,375     9,317,824     17,161,199       Eletropaulo Metropolitana Preferred          264,339         314,031        578,370
                                                 Electrical & Gas Utilities
  1,654,290     2,158,561      3,812,851       Light - Servicos de Electricidade S.A.       205,261         267,830        473,091
                                                 Electrical & Gas Utilities
  7,843,375     9,317,824     17,161,199       Empresa Bandeirante de Energia S.A.           76,211          90,538        166,749
                                                 Electrical & Gas Utilities
 12,154,000    14,418,000     26,572,000       Companhia Brasileira de Petroleo
                                                 Ipiranga S.A.
                                                 Preferred                                   65,213          77,360        142,573
                                                 Gas
      1,350            --          1,350       Bombay Suburban Electric Supply
                                                 (BSES) Ltd.                                  4,774              --          4,774
                                                 Electrical & Gas Utilities
         --            65             65       Pakistan State Oil., Ltd.                         --              64             64
                                                 Oil
                                                                                         -----------------------------------------
                                                                                          8,445,089       9,696,612     18,141,701
                                                                                         -----------------------------------------
                                               Consumer Non-Durables (10.6%)
     89,806        92,963        182,769       South African Breweries Ltd.               1,747,924       1,809,369      3,557,293
                                                 Beverages - Alcoholic
     40,650        51,000         91,650       Hindustan Lever Ltd.                       1,540,472       1,932,695      3,473,167
                                                 Personal Care/Cosmetics
     79,900        92,128        172,028       ITC Ltd.                                   1,321,750       1,524,032      2,845,782
                                                 Tobacco
     44,311        64,322        108,633       Fomento Economico Mexicano, S.A.
                                                 de C.V. - ADR                            1,154,855       1,676,392      2,831,247
                                                 Beverages - Non-alcoholic
     34,000        50,000         84,000       Panamerican Beverages, Inc. "A"              688,500       1,012,500      1,701,000
                                                 Beverages - Non-alcoholic
                                               A-Ahram Beverages Co. S.A.E.:
                                                 Beverages - Alcoholic
     15,814        21,235         37,049         144A GDR                                   443,583         595,642      1,039,225
         --        11,000         11,000         GDR                                             --         308,550        308,550
     18,100        36,546         54,646       Compania Cervecerias Unidas S.A. - ADR       325,800         657,828        983,628
                                                 Beverages - Alcoholic
  2,747,000     5,002,000      7,749,000       Companhia de Tecidos Norte de
                                                 Minas Preferred                            317,812         578,702        896,514
                                                 Textiles & Apparel
    563,721       663,129      1,226,850       Companhia Cervejaria Brahma Preferred        264,658         311,328        575,986
                                                 Beverages - Alcoholic
     11,400        12,000         23,400       Oriental Weavers "C"                         245,974         258,920        504,894
                                                 Textiles & Apparel
      1,243         1,560          2,803       Zaklady Piwowarskie w Zywcu S.A.
                                                 (Zywiec)                                   169,369         212,562        381,931
                                                 Beverages - Alcoholic
     47,740        58,916        106,656       Truworths International Ltd.                  36,381          44,898         81,279
                                                 Textiles & Apparel
                                                                                         -----------------------------------------
                                                                                          8,257,078      10,923,418     19,180,496
                                                                                         -----------------------------------------
                                               Materials/Basic Industry (8.7%)
     95,195       109,535        204,730       Suez Cement Co. -  Reg S GDR               1,404,126       1,615,641      3,019,767
                                                 Cement
     87,900        90,800        178,700       Anglo American Platinum Corporation Ltd.   1,336,583       1,380,680      2,717,263
                                                 Metals - Non-Ferrous
     31,500        34,370         65,870       Sociedad Quimica y Minera de Chile
                                                 S.A. - ADR                               1,047,375       1,142,803      2,190,178
                                                 Chemicals
     55,700        54,200        109,900       Companhia Vale do Rio Doce "A"
                                                  Preferred                                 840,543         817,907      1,658,450
                                                 Metals - Steel
     47,792        54,606        102,398       Compania de Minas Buenaventura
                                                 S.A. - ADR                                 585,452         668,924      1,254,376
                                                 Gold
                                               Cemex, S.A. de C.V. "CPO"
                                                 Cement
    238,120       349,153        587,273         "CPO"                                      568,019         832,880      1,400,899
         --        43,400         43,400         "A"                                             --         104,387        104,387
    115,233       147,781        263,014       Apasco, S.A. de C.V.                         422,015         541,215        963,230
                                                 Cement
                                               Hindalco Industries Ltd.:
                                                 Metals - Non-Ferrous
     26,200        34,200         60,400         GDR                                        307,195         400,995        708,190
      1,634         1,802          3,436         Common                                      19,759          21,790         41,549
    144,665       142,780        287,445       Makhteshim-Agan Industries Ltd.              256,973         253,624        510,597
                                                 Chemicals

        SHARE AMOUNTS                                                                                VALUE
 DEVELOPING      EMERGING      COMBINING                                                  DEVELOPING       EMERGING        VALUE
  MARKETS        MARKETS       PRO FORMA               SECURITY                             MARKETS        MARKETS       PRO FORMA
----------------------------------------------------------------------------------------------------------------------------------

    118,000       187,600        305,600       Siderca S.A. "A"                             165,250         262,719        427,969
                                                 Metals - Steel
    283,300       537,100        820,400       Grupo Cementos de Chihuahua, S.A. de
                                                 C.V. "B"                                   151,983         288,140        440,123
                                                 Cement
     69,370        72,711        142,081       Engro Chemicals Pakistan Ltd.                 63,948          67,027        130,975
                                                 Chemicals
     35,360        43,350         78,710       Nan Ya Plastics Corp.                         44,780          54,899         99,679
                                                 Plastics & Rubber
         --            16             16       Associated Cement Cos., Ltd.                      --             356            356
                                                 Cement
         --             4              4       Dewan Salman Fibre Ltd.                           --               1              1
                                                 Chemicals
                                                                                         -----------------------------------------
                                                                                          7,214,001       8,453,988     15,667,989
                                                                                         -----------------------------------------

                                               Multi-Industry/Miscellaneous (6.9%)
    452,400       664,600      1,117,000       Grupo Carso, S.A. de C.V. "A1"             1,567,257       2,302,385      3,869,642
                                                 Multi-Industry
    220,610       228,160        448,770       Rembrandt Group Ltd.                       1,472,049       1,522,427      2,994,476
                                                 Conglomerate
 43,775,250    57,726,250    101,501,500       Haci Omer Sabanci Holding AS                 661,579         872,422      1,534,001
                                                 Conglomerate
    288,900       380,700        669,600       China Development Corp.                      571,107         752,581      1,323,688
                                                 Conglomerate
    175,000       156,000        331,000       Central Asia Regional Growth Fund            525,000         468,000        993,000
                                                 Country Funds
  5,220,550     3,488,650      8,709,200       Koc Holding AS                               480,647         321,194        801,841
                                                 Conglomerate
     24,643        31,615         56,258       Koor Industries Ltd. - ADR                   398,909         511,768        910,677
                                                 Conglomerate
     17,000         3,800         20,800       John Keells Holdings Ltd.                     48,173          10,768         58,941
                                                 Conglomerate
         --        75,800         75,800       Romanian Growth Fund                              --          94,750         94,750
                                                 Country Funds
         --           200            200       KEC International                                 --             113            113
                                                 Miscellaneous
                                                                                         -----------------------------------------
                                                                                          5,724,721       6,856,408     12,581,129
                                                                                         -----------------------------------------

                                               Technology (4.7%)
    597,950       667,450      1,265,400       Taiwan Semiconductor Manufacturing Co.     1,209,752       1,350,362      2,560,114
                                                 Semiconductors
     96,862       127,997        224,859       Asustek Computer Inc. - Reg S GDR            743,416         982,377      1,725,793
                                                 Computers & Peripherals
    112,000       141,960        253,960       Hon Hai Precision Industry                   539,676         684,039      1,223,715
                                                 Computers & Peripherals
    160,000       212,000        372,000       Compal Electronics, Inc.                     499,151         661,375      1,160,526
                                                 Computers & Peripherals
    153,600       196,800        350,400       Delta Electronics, Inc.                      443,602         568,364      1,011,966
                                                 Computers & Peripherals
     16,505        21,505         38,010       Formula Systems Ltd.                         353,214         460,212        813,426
                                                  Software
                                                                                         -----------------------------------------
                                                                                          3,788,811       4,706,729      8,495,540
                                                                                         -----------------------------------------

                                               Capital Goods (3.3%)
     17,100        20,165         37,265       Heliopolis Housing                         1,563,864       1,844,170      3,408,034
                                                 Construction
     23,005        27,170         50,175       NASR (El) City Company For Housing
                                                 & Construction                             713,659         842,865      1,556,524
                                                 Construction
    165,800       214,600        380,400       Corporacion GEO, S.A. de C.V. "B"            287,192         371,721        658,913
                                                 Construction
         --        41,822         41,822       Arabian International Construction                --         303,927        303,927
                                                 Construction
                                                                                         -----------------------------------------
                                                                                          2,564,715       3,362,683      5,927,398
                                                                                         -----------------------------------------

                                               Health Care (2.1%)
     79,850        75,000        154,850       Ranbaxy Laboratories Ltd.                    942,438         885,195      1,827,633
                                                 Medical Technology & Supplies
     18,700        29,600         48,300       Teva Pharmaceutical Industries Ltd.          737,188       1,166,886      1,904,074
                                                 Pharmaceuticals
                                                                                         -----------------------------------------
                                                                                          1,679,626       2,052,081      3,731,707
                                                                                         -----------------------------------------

                                               Consumer Durables (0.5%)
     29,300            --         29,300       Bajaj Auto Ltd.                              383,567              --        383,567
                                                 Automobiles
         --           100            100       Tata Engineering and Locomotive
                                                 Co., Ltd.                                       --             267            267
                                                 Automobiles
  1,022,000     1,475,000      2,497,000       Qingling Motors Co., Ltd.                    188,709         272,355        461,064
                                                 Automobiles
                                                                                         -----------------------------------------
                                                                                            572,276         272,622        844,898
                                                                                         -----------------------------------------
                                               TOTAL EQUITY INVESTMENTS                  69,356,560     83,861,449     153,218,009
                                                                                         =========================================

 PRINCIPAL
   AMOUNT                                      FIX INCOME INVESTMENTS (7.5%)
-----------                                    -----------------------------
                                               Government & Government Agency
                                                 Obligations (5.4%)

                                               Algeria (0.3%)
  1,050,000            --      1,050,000       Algeria Tranche 1 Loan Assignment,
                                                 6.625% due 9/4/06                          535,500             --         535,500


                                               Argentina (1%)
                                               Republic of Argentina:
  1,425,000            --      1,425,000       Discount Bond, 6.625% due 3/31/23            970,781             --         970,781

    875,000            --        875,000       Par Bond Series L, 5.75% (6% at
                                                 3/31/99) due 3/31/23                       608,125             --         608,125

    350,000            --        350,000       Strip, 12.11% due 4/10/05                    308,000             --         308,000

        SHARE AMOUNTS                                                                                VALUE
 DEVELOPING      EMERGING      COMBINING                                                  DEVELOPING       EMERGING        VALUE
  MARKETS        MARKETS       PRO FORMA                  SECURITY                          MARKETS        MARKETS       PRO FORMA
----------------------------------------------------------------------------------------------------------------------------------
                                               Brazil (0.3%)
  845,000              --        845,000       Brazil Floating Rate Discount Note,
                                                 6.125% due 4/15/24                         502,247              --        502,247

                                               Bulgaria (0.5%)
                                               Republic of Bulgaria:
  771,000              --        771,000       Discount Bond Series A, 6.6875% due
                                                  7/28/24 - Euro                            541,628              --        541,628

  760,000              --        760,000       Front Loaded Interest Reduction Bond
                                                 Series A, 2.25% (2.5% at 7/99) due
                                                 7/28/12                                    419,900              --        419,900

                                               Colombia (0.2%)
                                               Republic of Colombia:
  472,000              --        472,000       8.625% due 4/1/08                            370,520              --        370,520

   59,000              --         59,000       7.27% due 6/15/03 - 144A                      48,085              --         48,085

                                               Mexico (2.1%)
                                               United Mexican States:
1,570,000              --      1,570,000       Discount Bond Series D, 6.6016%
                                                 due 12/31/19                             1,225,581              --      1,225,581

1,353,000              --      1,353,000       Discount Bond Series C, 6.6172%
                                                 due 12/31/19                             1,056,186              --      1,056,186

  575,000              --        575,000       9.875% due 1/15/07                           546,969              --        546,969

3,000,000              --      3,000,000       6.63% due 12/31/19                           420,666              --        420,666

  412,000              --        412,000       Discount Bond Series A, 6.1156%
                                                 due 12/31/19                               321,618              --        321,618

  375,000              --        375,000       Discount Bond Series B, 6.47656%
                                                 due 12/31/19                               292,734              --        292,734

                                               Panama (0.2%)
                                               Republic of Panama:
  370,000              --        370,000       Interest Reduction Bond, 4.00% (4.50%
                                                 at 7/99) due 7/17/14                       270,794              --        270,794
   67,000              --         67,000       8.875% due 9/30/27                            61,808              --         61,808

                                               Peru (0.4%)
1,116,000              --      1,116,000       Republic of Peru, Past Due Interest
                                                 Bond, 4.00% (4.50% at 7/99) due
                                                 3/7/17                                     641,700              --        641,700

                                               Poland (0.3%)
                                               Poland:
  685,000              --        685,000       3% due 10/27/24 - Euro                       455,525              --        455,525

    2,000              --          2,000       Past Due Interest Bond, 4% due
                                                 10/27/14 - Euro                              1,819              --          1,819

                                               Russia (0.1%)
2,717,360              --      2,717,360       Bank for Foreign Economic Affairs
                                                 (Venesheconombank) Principal Loans,
                                                 6.625% due 12/15/20                        215,690              --        215,690

                                                                                          ----------------------------------------
                                               Total Government & Government Agency
                                                 Obligations                              9,815,876              --      9,815,876
                                                                                          ========================================
                                               Corporate Bonds (1.9%)
                                               Argentina (0.7%)
1,504,000              --      1,504,000       Telefonica de Argentina, 9.125% due
                                                 5/7/08 - Reg S                           1,305,649              --      1,305,649

                                               Brazil (0.6%)
  710,000              --        710,000       Banco Hipotecario Espana, 10% due
                                                 4/17/03 - 144A                             624,800              --        624,800

1,042,000              --      1,042,000       RBS Participacoes S.A., 11% due
                                                 4/1/07 - 144A                              468,900              --        468,900

  125,000              --        125,000       Globo Comunicacoes Participacoes,
                                                 10.625% due 5/12/08 - 144A                  71,563              --         71,563

                                               Colombia (0.1%)
  148,000              --        148,000       Financiera Energia Nacional, 9.375%
                                                 due 6/15/06 - Reg S                        108,528              --        108,528

                                               Korea (0%)
5,500,000              --      5,500,000       Pohang Iron & Steel, 2% due 10/9/00           40,886              --         40,886

                                               Mexico (0.3%)
  360,000              --        360,000       Petroleos Mexicanos (PEMEX), 9.25%
                                                 due 3/30/18 - 144A                         293,400              --        293,400

  210,000              --        210,000       Dine, S.A. de C.V., 8.75% due 10/15/07
                                                 - 144A                                     165,900              --        165,900

   97,000              --         97,000       Banco Nacional Comercio Exte., 8%
                                                 due 7/18/02 - Reg S                         88,513              --         88,513

        SHARE AMOUNTS                                                                                VALUE
 DEVELOPING      EMERGING      COMBINING                                                  DEVELOPING       EMERGING        VALUE
  MARKETS        MARKETS       PRO FORMA                           SECURITY                 MARKETS        MARKETS       PRO FORMA
----------------------------------------------------------------------------------------------------------------------------------
                                               Russia (0.2%)
  851,000              --        851,000       Lukinter Finance BV Convertible, 3.5%
                                                 due 5/6/02 - 144A                          310,615              --        310,615

    5,000              --          5,000       Mosenergo Finance BV, 8.375% due
                                                 10/9/02 - 144A                                 875              --            875
                                                                                         -----------------------------------------
                                               Total Corporate Bonds                      3,479,629              --      3,479,629
                                                                                         =========================================

                                               Structured Notes (0.2%)
                                               Korea (0.2%)
                                               Fixed Rate Trust Certificate 13.55%
                                                 due 2/15/02 (Issued by a newly
                                                 created Delaware Business Trust,
                                                 collateralized by triple A paper.
  470,000              --        470,000       This trust certificate has a credit
                                                 risk component linked to the value
                                                 of a referenced security: Korean
                                                 Development Bank, 1.875% 2002).            343,805              --        343,805
                                                                                         -----------------------------------------
                                               TOTAL FIXED INCOME INVESTMENTS            13,639,310              --     13,639,310
                                                                                         =========================================

  NO. OF
 WARRANTS                                               WARRANTS
----------                                              --------
  765,294         796,274      1,561,568       Merrill Lynch - Kospi 200 Call Warrants,
                                                 due 9/9/99                              2,571,541        2,675,640      5,247,181
                                                 Warrants

                                               Repurchase Agreements

                                               Dated October 30, 1998, with State
                                               Street Bank & Trust Co., due
                                               November 2, 1998, for an effective
                                               yield of 5.30%4,653,000ralized by
                                               $4,145,000 U.S. Treasury Notes,
                                               6.50% due 5/05 (market value of
                                               collateral is $4,750,253, including
4,653,000                      4,653,000       accrued interest).                        4,653,000               --      4,653,000

                                               Dated October 30, 1998, with State
                                               Street Bank & Trust Co., due
                                               November 2, 1998, for an effective
                                               yield of 5.30%, collateralized by
                                               $9,170,000 U.S. Treasury Notes,
                                               due 9/30/99 (market value of
                                               collateral is $9,328,082, including
                9,141,000      9,141,000       accrued interest).                               --        9,141,000      9,141,000

                                               TOTAL INVESTMENTS (102.6%)               90,220,411       95,678,089    185,898,500
                                               Other Assets and Liabilities (-2.6%)     (2,519,957)      (2,275,508)   (4,795,465)
                                                                                        ------------------------------------------
                                               NET ASSETS (100%)                        87,700,454       93,402,581    181,103,035
                                                                                        ==========================================

AIM DEVELOPING MARKETS FUND
AIM EMERGING MARKETS FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED OCTOBER 31, 1998
(AUDITED)

                                                                     AIM DEVELOPING  AIM EMERGING    PRO FORMA
ASSETS:                                                               MARKETS FUND   MARKETS FUND    COMBINING
                                                                     --------------  ------------   ------------
INVESTMENTS, AT MARKET VALUE                                          $90,220,411    $95,678,089    $185,898,500
   (COST $117,236,708 - AIM DEVELOPING MARKETS FUND)
   (COST $124,870,218 - AIM EMERGING MARKETS FUND)
U.S. AND FOREIGN CURRENCIES                                               724,303      1,236,245       1,960,548
RECEIVABLES FOR:
   INVESTMENTS SOLD                                                       903,099         66,130         969,229
   DIVIDENDS & INTEREST                                                   693,150        322,915       1,016,065
   FUND SHARES SOLD                                                         5,619        413,554         419,173
UNAMORTIZED ORGANIZATIONAL COSTS                                           14,557             --          14,557
                                                                      -----------    -----------    ------------
        TOTAL ASSETS                                                   92,561,139     97,716,933     190,278,072
                                                                      -----------    -----------    ------------

LIABILITIES:
PAYABLES FOR:
   INVESTMENTS PURCHASED                                                3,823,511      3,143,073       6,966,584
   FUND SHARES REPURCHASED                                                394,946        288,586         683,532
   INVESTMENT MANAGEMENT AND ADMINISTRATION FEES                          356,752        394,425         751,177
   SERVICE AND DISTRIBUTION FEES                                           96,087        147,714         243,801
   PROFESSIONAL FEES                                                       49,710         43,949          93,659
   TRANSFER AGENT FEES                                                     30,788        136,937         167,725
   TRUSTEES' FEES AND EXPENSES                                             25,309          4,101          29,410
   CUSTODIAN FEES                                                          10,081          8,199          18,280
   REGISTRATION AND FILING FEES                                             7,596         24,709          32,305
   PRINTING AND POSTAGE FEES                                                6,093        102,809         108,902
   OPEN FORWARD FOREIGN CURRENCY CONTRACTS                                    950             --             950
   FUND ACCOUNTING FEES                                                       883          4,847           5,730
   OTHER ACCRUED EXPENSES                                                  57,979         15,003          72,982
                                                                      -----------    -----------    ------------
     TOTAL LIABILITIES                                                  4,860,685      4,314,352       9,175,037
                                                                      -----------    -----------    ------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                           $87,700,454    $93,402,581    $181,103,035
                                                                      ===========    ===========    ============

NET ASSETS:
   CLASS A                                                            $87,517,225    $43,925,435    $131,442,660
   CLASS B                                                            $   153,941    $49,439,410    $ 49,593,351
   ADVISOR CLASS                                                      $    29,288    $    37,736    $     67,024

SHARES OUTSTANDING:
   CLASS A                                                             11,616,154      5,964,824      17,446,312
   CLASS B                                                                 20,565      6,894,258       6,620,273
   ADVISOR CLASS                                                            3,877          5,067           8,877

CLASS A:
   NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:                    $      7.53    $      7.36    $       7.53
   OFFERING PRICE PER SHARE:
   (NET ASSET VALUE OF $7.53 / 95.25%)-AIM DEVELOPING MARKETS FUND    $      7.91
   (NET ASSET VALUE OF $7.36 / 95.25%)-AIM EMERGING MARKETS FUND                     $      7.73

CLASS B:
   NET ASSET VALUE AND OFFERING PRICE PER SHARE:                      $      7.49    $      7.17    $       7.49

ADVISOR CLASS
   NET ASSET VALUE AND OFFERING PRICE PER SHARE:                      $      7.55    $      7.45    $       7.55





SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

AIM DEVELOPING MARKETS FUND
AIM EMERGING MARKETS FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR TO YEAR ENDED OCTOBER 31, 1998
(AUDITED)

                                                            AIM DEVELOPING    AIM EMERGING                        PRO FORMA
                                                             MARKETS FUND     MARKETS FUND      ADJUSTMENTS       COMBINING
                                                            --------------    ------------     -------------     -------------
INVESTMENT INCOME:
  INTEREST                                                   $  5,875,109     $    250,454     $          --     $   6,125,563
  DIVIDEND                                                      4,212,609        4,700,768                --         8,913,377
  SECURITIES LENDING                                              241,088          186,080                --           427,168
                                                             ------------     ------------     -------------     -------------
   TOTAL INVESTMENT INCOME                                     10,328,806        5,137,302                --        15,466,108
                                                             ------------     ------------     -------------     -------------

EXPENSES:
  INVESTMENT MANAGEMENT AND ADMINISTRATION FEES                 1,740,733        1,660,548                --         3,401,281
  TRANSFER AGENT FEES                                             538,250        1,069,500                --         1,607,750
  PROFESSIONAL FEES                                               360,255          122,310                --           482,565
  SERVICE AND DISTRIBUTION EXPENSES - CLASS A                     454,554          406,198                --           860,752
  SERVICE AND DISTRIBUTION EXPENSES - CLASS B                       1,576          871,360                --           872,936
  INTEREST EXPENSE                                                359,635          447,556                --           807,191
  PRINTING AND POSTAGE EXPENSES                                   312,740          219,000                --           531,740
  CUSTODIAN FEES                                                  155,690          160,000                --           315,690
  REGISTRATION AND FILING FEES                                     96,900           74,900                --           171,800
  FUND ACCOUNTING FEES                                             53,782           45,603                --            99,385
  AMORTIZATION OF ORGANIZATION COSTS                               70,755               --                --            70,755
  TRUSTEES' FEES AND EXPENSES                                      30,660           13,870                --            44,530
  OTHER                                                            17,000           10,950                --            27,950
                                                             ------------     ------------     -------------     -------------
     TOTAL EXPENSES                                             4,192,530        5,101,795                --         9,294,325
                                                             ------------     ------------     -------------     -------------
LESS:  REIMBURSED BY THE ADVISOR                                 (691,157)        (821,992)               --        (1,513,149)
LESS:  EXPENSE REDUCTIONS                                         (41,663)         (39,255)               --           (80,918)
                                                             ------------     ------------     -------------     -------------
     NET EXPENSES                                               3,459,710        4,240,548                --         7,700,258
                                                             ------------     ------------     -------------     -------------
NET INVESTMENT INCOME                                           6,869,096          896,754                --         7,765,850
                                                             ------------     ------------     -------------     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
AND FOREIGN CURRENCIES:
     NET REALIZED LOSS ON INVESTMENT                          (81,224,308)     (72,668,661)               --      (153,892,969)
     NET REALIZED LOSS ON FOREIGN CURRENCY TRANSACTIONS        (2,134,815)      (2,512,849)               --        (4,647,664)

     NET CHANGE IN UNREALIZED APPRECIATION ON TRANSACTION
         OF ASSETS AND LIABILITIES IN FOREIGN CURRENCIES          197,153          601,285                --           798,438
     NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS      13,544,276        5,031,551                --        18,575,827
                                                             ------------     ------------     -------------     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES                                        (69,617,694)     (69,548,674)               --      (139,166,368)
                                                                              ------------     -------------     -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $(62,748,598)    $(68,651,920)                      $(131,400,518)
                                                             ============     ============     =============     =============





SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                               Notes to Fin Stmts

AIM DEVELOPING MARKETS FUND
AIM EMERGING MARKETS FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
OCTOBER 31, 1998
(AUDITED)



NOTE 1 - BASIS OF PRO FORMA PRESENTATION

THE PRO FORMA FINANCIAL STATEMENTS AND THE ACCOMPANYING PRO FORMA SCHEDULE OF INVESTMENTS GIVE EFFECT TO THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AIM DEVELOPING MARKETS FUND AND AIM EMERGING MARKETS FUND AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED THEREIN TO BE ACCOUNTED FOR AS A TAX-FREE REORGANIZATION OF INVESTMENT COMPANIES. THE AGREEMENT AND PLAN OF REORGANIZATION WOULD BE ACCOMPLISHED BY AN EXCHANGE OF SHARES OF AIM EMERGING MARKETS FUND FOR THE NET ASSETS OF AIM DEVELOPING MARKETS FUND AND THE DISTRIBUTION OF AIM EMERGING MARKETS FUND SHARES TO AIM DEVELOPING MARKETS FUND SHAREHOLDERS.

                                     PART C
                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

         STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENTS OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE REGISTRANT IS INSURED OR INDEMNIFIED IN ANY MANNER AGAINST ANY LIABILITY WHICH MAY BE INCURRED IN SUCH CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON OR UNDERWRITER FOR THEIR OWN PROTECTION.

         The Registrant's Agreement and Declaration of Trust dated May 7, 1998 provides, among other things, (1) that a Trustee shall not be liable for any act, omission, or obligation of the Registrant or any Trustee (except for liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Trustee's duties); (2) that the Trustees and Officers shall be indemnified by the Registrant to the fullest extent permitted by the Delaware Business Trust Act and other applicable law; and (3) that the shareholders and former shareholders of the Registrant shall be held harmless by the Registrant (or applicable portfolio or class) from personal liability arising from their status as such, and shall be indemnified by the Registrant (or applicable portfolio or class) against all loss and expense arising from such personal liability in accordance with the Registrant's By-Laws and applicable law.

ITEM 16.  EXHIBITS.

Exhibit
Number                     Description
------                     -----------

(1)               -        Agreement and Declaration of Trust of the Registrant was filed as an Exhibit to Post-
                           Effective Amendment No. 55 to the Registration Statement on Form N-1A, filed August
                           26, 1998, and is hereby incorporated by reference.

(2)               -        Bylaws of the Registrant were filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

(3)               -        Voting Trust Agreements - None.

(4)               -        A copy of the form of Plan of Reorganization and Termination is attached as Appendix I to the Prospectus contained in the Registration Statement.

(5)               -        Provisions of instruments defining the rights of holders of Registrant's securities are contained in the Declaration of Trust Articles II, VI, VII, VIII and IX and By-laws
                           Articles IV, V, VI, VII and VIII, which were filed as an Exhibit to Post-Effective
                           Amendment No. 55 to the Registration Statement on Form N-1A, filed August 26, 1998, and are hereby incorporated by reference.

(6)      (a)      -        Investment Management and Administration Contract between Registrant and A I M
                           Advisors, Inc. was filed as an exhibit to Post-Effective Amendment No. 55 to the
                           Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (b)      -        Administration Contract between Registrant and A I M Advisors, Inc. was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on Form
                           N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (c)      -        Sub-Administration Contract between A I M Advisors, Inc. and INVESCO (NY), Inc.
                           with respect to Registrant was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (d)      -        Sub-Advisory and Sub-Administration Contract, dated September 8, 1998 between A I M
                           Advisors, Inc. and INVESCO (NY), Inc. with respect to Registrant was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on Form
                           N-1A, dated August 26, 1998, and is hereby incorporated by reference.

         (e)      -        Fund Accounting and Pricing Agreement between Registrant and INVESCO (NY), INC. is filed as an exhibit to Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

(7)      (a)      -        Distribution Agreement between Registrant and A I M Distributors, Inc. with respect to
                           Class A shares was filed as an exhibit to Post-Effective Amendment No. 55 to the
                           Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (b)      -        Distribution Agreement between Registrant and A I M Distributors, Inc. with respect to Class B shares was filed as an exhibit to Post-Effective Amendment No. 55 to the
                           Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (c)      -        Distribution Agreement between Registrant and A I M Distributors, Inc. with respect to Advisor Class shares was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

(8)               -        Agreements Concerning Officers and Directors/Trustees Benefits - None.

(9)      (a)      -        Custodian Agreement between Registrant and State Street Bank and Trust Company was
                           filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement
                           on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (b)      -        Transfer Agency and Service Agreement between Registrant and A I M Fund Services,
                           Inc. was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (c)      -        Remote Access and Related Services Agreement, dated as of December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an exhibit to Post-Effective Amendment
                           No. 55 to the Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (d)      -        Amendment No. 1, dated October 4, 1995, to the Remote Access and Related Services
                           Agreement, dated as of December 23, 1994, between Registrant and First Data

                           Investor Services Group, Inc. (formerly, The Shareholder Services Group, Inc.) was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (e)      -        Addendum No. 2, dated October 12, 1995, to the Remote Access and Related Services
                           Agreement, dated as of December 23, 1994, between Registrant and First Data
                           Investor Services Group, Inc. (formerly, The Shareholder Services Group, Inc.) was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (f)      -        Amendment No. 3, dated February 1, 1997, to the Remote Access and Related Services
                           Agreement, dated as of December 23, 1994, between Registrant and First Data
                           Investor Services Group, Inc. (formerly, The Shareholder Services Group, Inc.) was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (g)      -        Exhibit 1, effective as of August 4, 1997, to the Remote Access and Related
                           Services Agreement, dated as of December 23, 1994, between Registrant and First
                           Data Investor Services Group, Inc. (formerly, The Shareholder Services Group, Inc.)
                           was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (h)      -        Preferred Registration Technology Escrow Agreement, dated September 10, 1997, between Registrant and First Data Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an exhibit to Post-Effective Amendment
                           No. 55 to the Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

(10)     (a)      -        Form of Distribution Plan adopted pursuant to Rule 12b-1 with respect to Class A shares was filed as an Exhibit to Post-Effective Amendment No. 53 to the Registration
                           Statement on Form N-1A, dated May 29, 1998, and is hereby incorporated by reference.

         (b)      -        Form of Distribution Plan adopted pursuant to Rule 12b-1 with respect to Class B shares was filed as an Exhibit to Post-Effective Amendment No. 53 to the
                           Registration Statement on Form N-1A, dated May 29, 1998, and is hereby incorporated by reference.

         (c)      -        Rule 18f-3 Multiple Class Plan was filed as an Exhibit to Post-Effective Amendment
                           No. 55 to the Registration Statement on Form N-1A, dated August 26, 1998, and is hereby incorporated by reference.

(11)     (a)      -        Opinion and Consent of Kirkpatrick & Lockhart LLP as to the legality of the securities being registered was filed electronically as an Exhibit to the Registration
                           Statement on Form N-14 on November 30, 1998, and is hereby incorporated by reference.

         (b)      -        Opinion and Consent of Delaware Counsel was filed electronically as an exhibit to the
                           Registration Statement on Form N-14 on November 30, 1998, and is hereby incorporated by reference.


(12)              -        Opinion and Consent of Kirkpatrick &Lockhart LLP supporting the tax matters and consequences to shareholders discussed in the prospectus will be filed in an amendment to this Registration Statement.

(13)     (a)      -        Selected Dealer Agreement was filed as an Exhibit to Post-Effective Amendment No.
                           53 to the Registration Statement on Form N-1A, dated May 29, 1998, and is hereby incorporated by reference.

         (b)      -        Bank Sales Contract was filed as an Exhibit to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A, dated May 29, 1998, and is hereby incorporated by reference.

         (c)      -        Shareholder Service Agreement was filed as an Exhibit to Post-Effective Amendment
                           No. 53 to the Registration Statement on Form N-1A, dated May 29, 1998, and is hereby incorporated by reference.

         (d)      -        Bank Shareholder Service Agreement was filed as an Exhibit to Post-Effective
                           Amendment No. 53 to the Registration Statement on Form N-1A, dated May 29, 1998, and is hereby incorporated by reference.

         (e)      -        Service Agreement for Bank Trust Department and for Broker is filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A,
                           filed August 26, 1998, and is hereby incorporated by reference.

(14)              -        Consent of PricewaterhouseCoopers LLP is filed herewith electronically.

(15)              -        Financial Statements - None.

(16)              -        Powers of Attorney - None.

(17)     (a)      -        Form of Proxy was filed electronically as an Exhibit to the Registration
                           Statement on Form N-14 on November 30, 1998, and is hereby incorporated by reference.

         (b)      -        Prospectus of AIM Emerging Markets Fund was filed electronically as an Exhibit to the
                           Registration Statement on Form N-14 on November 30, 1998, and is hereby incorporated by reference.

ITEM 17.  UNDERTAKINGS.

None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, and the State of Texas, on the 15th day of December, 1998.

                                       AIM INVESTMENT FUNDS
                                             Registrant

                                       By: /s/ ROBERT H. GRAHAM
                                           --------------------------------
                                           Robert H. Graham
                                           President

         Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on the 15th day of December, 1998.

/s/ ROBERT H. GRAHAM
----------------------------------
Robert H. Graham                       President, Trustee and
                                       Chairman of the Board
                                       (Principal Executive Officer)

/s/ KENNETH W. CHANCEY                 Senior Vice President and Chief
----------------------------------     Financial Officer
Kenneth W. Chancey


/s/ C. DEREK ANDERSON
----------------------------------
C. Derek Anderson                      Trustee

/s/ ARTHUR C. PATTERSON
----------------------------------
Arthur C. Patterson                    Trustee

/s/ FRANK S. BAYLEY
----------------------------------
Frank S. Bayley                        Trustee

/s/ RUTH H. QUIGLEY
----------------------------------
Ruth H. Quigley                        Trustee

                                 EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

   14             Consent of PricewaterhouseCoopers LLP